SUB-OPERATING AGREEMENT
                             -----------------------

THIS SUB-OPERATING AGREEMENT ("Agreement") is made and entered into this _____ day of __________, 1995, by and between CANYON R.V. PARK, a California General Partnerships ("Operator"), and CAMP FRASIER, INC., a California Corporation ("Suboperator"), with reference to the following facts:

         A. On or about June 16, 1993, Operator and the County of Orange, State of California ("County") entered into a certain Operating Agreement ("Master Agreement") for the operation and maintenance of a recreational vehicle campground at Featherly Regional Park in Orange County, California. A copy of the Master Agreement is attached hereto, marked Exhibit "A" and made a part hereof by reference.

         B. On or about Juen 16, 1993, County granted to Operator an option ("Phase II Option") to enter into a long-term lease with respect to the above-referenced recreational vehicle campground, which includes provisions for the redevelopment and expansion of said facilities. A copy of the Phase II Option is attached hereto, marked Exhibit "B" and made a part hereof by reference.

         C. Operator and Suboperator desire to enter into this Agreement to enable Suboperator to operator a summer day camp ona portion of the real property described in the Master Agreement, on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

         1. Grant of Rights; Premises; Use. Operator hereby grants to Suboperator and Suboperator hereby accepts from Operator the right to use and operate the real property described on Exhibit "C" attached hereto and made a part hereof by reference (the "Premises"), together with al limprovements thereon, as a summer day camp, subject tothe terms and conditions of this Agreement.

         2.  Term.  The term of this  Agreement  shall be for a period of thirty
(30) years commencing on the date that County consents in writing to this Agreement, subject to earlier termination as provided in this Agreement, subject to earlier termination as provided in this Agreement. Notwithstanding the foregoing, Suboperator's rights under this Agreement shall only apply during the period from approximately June 1 through the Friday before Labor Day of each year during the term (the "Summer Months"), and Operator shall have the right to occupy and use the Premises at all other times as well as during Memorial Day, July 4, Labor Day and from 6:30 P.M. on Friday evenings through 7:00 P.M. on Sunday evenings of each week during the Summer Months, provided that in connection with any such occupancy and use by Operator, Operator shall clean, repair, upkeep and maintain the Premises, and all improvements thereon, in the same condition as when delivered to Operator ineach instance, reasonable wear and tear excepted. Notwithstanding the foregoing, Suboperator shall have the exclusive right, and Operator shall have no right, to use the Premises from

6:30 P.M. on Friday evenings through 12:00 P.M. on Saturdays during the Summer Months on three (3) occasions selected by Suboperator and consented to by Operator, which consent will not be unreasonably withheld, during each year of the term. The parties acknowledge that the next term of the Summer Months may vary from year to year depending upon differences in the calendar, school schedules and other similar factors which may affect the operations of a summer camp, and to that end each year during the term, not later than the first (1st) day of March, Suboperator shall submit to Operator for its approval, which will not be unreasonably withheld, the time period which it deems it to be the Summer Months for that year.

         Any rights, privileges or obligations of Suboperator under this Agreement which are stated to apply during the term shall not include periods other than the Summer Months.

         3. Rent. Suboperator shall pay to Operator, as Rent for the Premises, the following amounts:

                  (a) Fifty cents ($.50) per day for each camper for the first five (5) years for the term; and

                  One Dollar ($1) per day for each camper for the next five (5) years of the terms; and

                  One and 50/100 Dollar ($1.50) per day for each camper or five percent (5%) of Suboperator's gross receipts from all sources of its day camp, whichever is greater, for each year of the term thereafter.

                  The amounts provided for in this subparagraph (a) shall not be included in determining percentage rent paid by Operator to County under Paragraph 7.B and 8 of the Master Agreement.

                  (b)  In  addition  to  the  amounts   paid  under  (a)  above,
         Suboperator shall also pay as Rent the following percentage of its gross receipts from the following sources:

                           (i) 71/2% during the first two (2) years and 10% thereafter of all camper enrollment fees;

                           (ii) 5% of food and beverage;

                           (iii) 5% of merchandise.

                  The amounts provided for in this subparagraph (b) shall, when received by Operator to County under Paragraph 7.B and 8 of the Master Agreement.


         Rent shall be computed based on any and all fees collected by Suboperator "as and when collected."

         Rent for each calendar month shall be payable on or before the 10th day of the following calendar month. Any payment not made within five (5) days after its due date shall be subject to the same late charges as provided for in Paragraph 13 of the Master Agreement.

         Rent shall be payable in lawful money of the United States to Operator at such place as shall be designated by Operator in writing. Rent for any period during the term which is for less than one (1) month shall be prorated.

         For the purpose of computing Rent, (i) a "camper" shall mean a person who is duly enrolled in summer camp with Suboperator and who has paid all fees due to Suboperator for such enrollment, and (ii) a "day" shall mean a day for which a camper is actually enrolled in summer camp during the Summer Months.

         4. Records and Accounts. Suboperator shall at all times during the term of this Agreement keep or cause to be kept true and complete books, records and accounts of all financial transactions relating to the operation of the Premises as a summer camp. All of such books, records and accounts shall be available, upon reasonable advance notice and during regular business hours, for inspection and copying by Operator, at Operator's expense, or if required under the Master Agreement, by the County. Operator shall not be held responsible to county for the accuracy of record keeping, reporting and payment of the percentage rents due hereunder.

         5. Condition of Premises. Suboperator hereby accepts the Premises in the condition existing as of the date of execution of this Agreement, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and subject to all covenants, conditions, restrictions and exceptions of record or apparent, including those which are set our in the Record of Survey 89-1169.

         Operator represents and warrants to Suboperator that the Premises, in its existing state, but without regard to the use for which Suboperator will use the Premises, does not violate any applicable building code, regulation or ordinance on the date of execution of this Agreement.

         Operator further represents and warrants that it has no knowledge of the release of any Hazardous Materials from the Premises, or of the existence of any Hazardous Materials in, on, under or about the Premises, except to the extent disclosed in that certain LSA Baseline Environmental Assessment dated July 6, 1992, a copy of which has been delivered by Operator to Suboperator.

         6. Damage or Destruction. In the event of material damage to or destruction of the Premises or the improvements located therein (being damage or destruction in excess of One Hundred Thousand Dollars ($100,000)) which is not fully covered by insurance (other than deductibles) or the condemnation or other governmental taking of all or a substantial portion of the Premises, Suboperator shall have the option, exercisable upon written notice to Operator within sixty (60) days after the applicable event, to terminate this Agreement, whereupon neither Operator nor Suboperator shall have any further rights or obligations hereunder. If such notice is not given within the time specified, this Agreement shall continue in full force and effect and the provisions of the Master Agreement relating to damage or destruction shall apply.

         7. Master Agreement. This Agreement is and shall be at all times subject and subordinate to the terms and conditions of the Master Agreement.

         Except to the extent that the provisions of this Agreement contradict or are inconsistent with the provisions of the Master Agreement, the terms, conditions and respective obligations of Operator and Suboperator to each other under this Agreement, insofar as they are applicable to the Premises. In the event of any such contradiction or inconsistency, the provisions of this Agreement shall control. Accordingly, for the purposes of this Agreement, wherever in the Master Agreement the word "county" is used it shall be deemed to mean the Operator herein, and wherever in the Master Agreement the word "Operator" is used it shall be deemed to mean the Suboperator herein.

         In the event that the Master Agreement requires the consent or approval of County to any act or action proposed to be undertaken by Suboperator, Operator agrees to promptly request such approval or consent. In any such event, should the County give its consent or approval, then Operator will not withhold its consent or approval.

         During the term of this Agreement, Suboperator expressly assumes and agrees to perform and comply with, for the benefit of Operator, the following provisions of the Master Agreement, but only insofar as they are applicable to the Premises: Paragraphs 8, 9, 11, 12 14-27 inclusive, and General Conditions 1-25, inclusive ("Suboperator's Assumed Obligations"). With respect to the liability insurance policies, Operator shall be named as an additional insured. All other obligations of Operator under the Master Lease (including, but not limited to, the obligations under the paragraphs of the Master Agreement referenced above insofar as they are applicable to portions of the property which are the subject of the Master Agreement other than the Premises or which are applicable to periods other than during the Summer Months) are referred to as the "Operator's Remaining Obligations".

         The failure of Suboperator to comply with or perform any of its Assumed Obligations of the Master Agreement, or any obligations of this Agreement, where such failure continues for thirty (30) days after written notice thereof from Operator to Suboperator shall be cause for termination of this Agreement by Operator; provided, however, that if more than thirty (30) days are reasonably required to remedy the failure, then Operator shall not have the right to terminate this Agreement if Suboperator begins such cure within the thirty (30) day period and thereafter completes such cure as diligently as possible.

         8.  Representations  and Covenants of Operator.  Operator represents to
Suboperator that the Master Agreement and the Phase II Option are each in full force and effect, that such agreements have not been amended or modified, except as shown on Exhibits "A" and "B", respectively, and that no default exists on the part of Operator or County thereunder. Operator agrees that it will, during the term, maintain the Master Agreement and the Phase II Option in full force and effect and that it will not, without the prior written consent of Suboperator, cancel, terminate or amend or modify the Master Agreement or the Phase II Option in a manner which adversely affects Suboperator's rights hereunder.

         9. Improvements by Suboperator. Suboperator agrees that it will expend not less than One Hundred Fifty Thousand Dollars ($150,000) in capital improvements to the Premises including, but not limited to, installing a swimming pool, by the end of the first twenty-four (24) months of the term of this Agreement. All improvements must first be approved by Operator and County, which approval may not be unreasonably withheld. Failure to give disapproval within ten (10) days after submission shall be deemed approval. Lien releases shall be appropriately furnished by Suboperator to Operator.

         10. Exercise of Option and Default Under Master Agreement. The parties acknowledge that the Master Agreement expires on June 30, 1998 and that in order to give Suboperator the benefit of the full term agreed upon herein, it will be necessary for Operator to exercise the Phase II Option. Operator agrees that it will timely and property exercise the Phase II Option (including the performance of such acts as may be necessary to satisfy all conditions precedent to the exercise of such option) and, pursuant thereto, it will enter into the lease which is attached to the instrument evidencing the Phase II Option as Attachment "I" ("Phase II Lease"). Upon such exercise of the Phase II option and execution of the Phase II Lease, the Master Agreement shall be deemed to include the Phase II Lease, except that in such event Suboperator's Assumed Obligations shall be the following paragraphs of the Phase II Lease: Paragraphs 17-31, inclusive, and General Conditions 1-25, inclusive.

         If, for any reason whatsoever, Operator fails or refuses to duly exercise the Phase II Option, then Operator shall vacate the Premises as and when the Master Agreement terminates (exclusive of any extension under the Phase II Option) and, without any further actions required on the part of Operator or Suboperator, Suboperator shall be deemed to have acquired all of Operator's right, title and interest in and to the Master Lease; provided, however, that
(a) upon vacating the Premises, Operator may remove two (2) mobile homes located on the Premises and personal belongings of Operator (including a lawnmower) and
(b) Suboperator shall have the right toe exercise the Phase II Option, which right may be exercised at any time during the 12 months following Operator's failure to timely exercise the Phase II Option.

         In the event that Operator commits a default under the Master Agreement and it does not cure said default within the applicable cure period then, at Suboperator's election, Operator shall forthwith vacate the Premises and Suboperator shall be deemed to have acquired all of Operator's right, title and interest in and to the Master Agreement; provided, however, Suboperator shall be required to pay to county up to four months of any rent unpaid by Operator which payment shall constitute a total cure of any of Operator's defaults.

         11. Exclusivity. Operator agrees that it will not, during the term, enter into any other suboperating agreement, sublease, or similar agreement with any other party allowing for the use of any part of the property which is the subject of the Master Agreement as a summer camp.

         12. Indemnifications. Suboperator agrees to indemnify, defend and hold harmless Operator, County and their respective shareholders, directors, officers, employees, agents and representatives, and the heirs, successors and assigns of each of the foregoing, from any and all liens, claims, demands, expenses, lawsuits, actions, causes of action, judgments, obligations and other liabilities of every nature whatsoever, including reasonable attorneys' fees, arising out of the use or occupancy of the Premises by Suboperator and arising out of Suboperator's failure to comply with or perform Suboperator's Assumed Obligations.

         Operator agrees to indemnify, defend and hold harmless Suboperator, and its shareholders, directors, officers, employees, agents and representatives, and the heirs, successors and assigns of each of the foregoing, from any and all claims, demands, expenses, lawsuits, actions, causes of action, judgments, obligations and other liabilities of every nature whatsoever, including reasonable attorneys' fees, arising out of the use or occupancy of the Premises by Operator and arising out of Operator's failure to comply with or perform Operator's Remaining Obligations.

         13. Arbitration of Disputes. Any dispute or claim in law or equity arising out of this Agreement or any resulting transaction shall be decided by neutral binding arbitration in accordance with the rules of the American Arbitration Association, and not by court action except as provided by California law for judicial review of arbitration proceedings. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties shall have the right to discovery in accordance with the Code of Civil Procedure section 1283.05. The filing of a judicial action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a waiver of the right to arbitrate under this provision.

         NOTICE: By initialing in the space below, the parties are agreeing to have any dispute arising out of the matters included in the 'ARBITRATION OF DISPUTES' provision decided by neutral arbitration as provided by California law and they are giving up any rights they might posses to have the dispute litigated in a court or jury trial.

         By initialing in the space below you are giving up your judicial right to discovery and appeal, unless those rights are specifically included in the 'ARBITRATION OF DISPUTES' provision. If you refuse to submit to arbitration after agreeing to this provision, you may be compelled to arbitrate under the authority of the California Code of Civil Procedure.

         YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

         We have read and understand the foregoing and agree to submit disputes arising out of the matters included in the 'ARBITRATION OF DISPUTES' provision to neutral arbitration.

         Operator (_____________)           Suboperator (________/________)

         14. Licenses and Permits. Suboperator shall be solely responsible for all licenses, permits, fees and taxes as they relate to the Suboperator's operations and facilities. Operator is to be additionally names as an operator on the pool permit to be issued by the County Health Department. If any such taxes, assessments or fees are imposed by an governmental agency in the future, Suboperator shall be fully responsible for paying such taxes, assessments or fees.

         15. Miscellaneous.
             ---------------

             (a) Capitalized terms used in this Agreement shall have the same meaning as set forth in the Master Agreement, unless otherwise specified or unless the context clearly indicates otherwise.

             (b) In any action, proceeding or arbitration arising out of this Agreement, the prevailing party shall be entitled to, in addition to any other relief awarded, reasonable attorney's fees and costs.

             (c) All notices required or permitted to be given pursuant to this Agreement shall be in writing, and shall be delivered either personally, by overnight delivery service or by U.S. certified or registered mail, postage prepaid, return-receipt requested and addressed to the parties at their respective addresses as they appear below their signatures hereon. l Notices may also be given by facsimile transmission to the facsimile telephone numbers which appear below the parties' respective signatures hereon, provided that either (a) receipt of the facsimile transmission is acknowledged in writing by the receiving party, which may also be by a facsimile transmission, or (b) the transmitting party obtains a written confirmation from its own facsimile machine showing that the entire transmission was transmitted to the receiving party, without interruption, and a copy of the notice is also sent by one of the other above-described methods of service. The parties may change their addresses or facsimile telephone numbers for notice by giving notice of such change in accordance with this section. Notices sent by overnight delivery service shall be deemed received on the business day following the date of deposit with the delivery service. Mailed notices shall be deemed received upon the earlier of the date of delivery shown on the return-receipt, or the second business day after the date of mailing. Notices sent by facsimile transmission shall be deemed served on the date of transmission, provided that such notices are sent during regular business hours, otherwise on the next business day.

             (d) Captions are for convenience only and shall not be considered in interpreting any of the provisions hereof.

             (e) As used herein, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the others whenever the context so indicates.

             (f) The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the successors and assigns of the parties hereto.

             (g) Neither Operator or Suboperator shall record this Agreement, but a short form memorandum hereof may be recorded at the request of Suboperator.

             (h) Upon Suboperator paying all Rent, and all other sums reserved hereunder and observing and performing all of the covenants, conditions and provisions on Suboperator's part to be observed and performed hereunder, Suboperator shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Agreement and the Master Agreement.

             (i) This Agreement contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Agreement, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Agreement may be amended or added to except by an agreement in writing signed by the parties hereto.

             (j) If any provision of this Agreement is declared by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall nevertheless be given full force and effect.

             (k) This Agreement shall be governed by the laws of the State of California.

             (l) Each individual executing this Agreement on behalf of Operator and Suboperator, respectively, represents and warrants that he is duly authorized to execute and deliver this Agreement on behalf of said entity, and that this Agreement is legally binding upon said entity.

             (m) The effectiveness of this Agreement is expressly conditioned upon County's consent to this Agreement within ten (10) days after execution hereof.

             (n) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

             (o) Suboperator shall be responsible for paying any and all fees imposed by the County in approving and executing this Agreement and any future amendments thereto, and any agreement executed between County and Suboperator pertaining to the Premises, but not to exceed $1,000.00.

             (p) Suboperator shall cooperate with Operator regarding general operating procedures and rules of the campground, including but not limited to procedures for access to and from the Premises.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

"OPERATOR"                                   "SUBOPERATOR"

CANYON R.V. PARK, a California               CAMP FRASIER, INC., a
General Partnership                          California Corporation

By       St. Clair Investments,
         Inc., a California
         corporation, General
         Partner

                                             By  /s/Harry Shuster
                                                --------------------------
                                                Harry Shuster, President

By       /s/Vernon St. Clair                 Address
         ---------------------
         Vernon St. Clair                    8800 Irvine Center Drive
         President                           --------------------------------
                                             Irvine, CA  92718
                                             --------------------------------
By       Mobile Modular Development,
         Inc, A Nevada corporation,          Facsimile: 310-474-7475
         General Partner                                ---------------------

         By /s/John DeFalco
            ---------------------
                  John DeFalco
                  President

Address:

25550 Hawthorne Blvd.
Suite 106
Torrance, CA  90505

Facsimile:  (310) 791-1527

                                   EXHIBIT "A"

                                  MASTER LEASE
                                  ------------

                                   EXHIBIT "B"

                                 PHASE II OPTION
                                 ---------------

                                   EXHIBIT "C"

                              PREMISES DESCRIPTION
                              --------------------

PR09B-16
Featherly Regional Park



                               OPERATING AGREEMENT
PHASE I


THIS OPERATING AGREEMENT is made June 16, 1993 by and between County of Orange, hereinafter referred to as "COUNTY" it and Canyon Recreational Vehicle Park, a California general partnership, hereinafter referred to as "OPERATOR," without regard to number and gender.

1. DEFINITIONS (PMA2.1 N)

The following words in this Operating Agreement have the significance attached to them in this clause unless otherwise apparent from context:

"Board of Supervisors" means the Board of Supervisors of the County of Orange, a political subdivision of the State of California.

"Director, EMA/Harbors, Beaches and Parks" means the Director of Harbors, Beaches and Parks of the County of Orange, or his designee, or upon written notice to OPERATOR, such other person or entity as shall be designated by the Board of Supervisors.

"Real Estate Director" means the Director, General Services Agency, Real Estate of the County of Orange, or his designee, or upon written notice to OPERATOR, such other person or entity as shall be designated by the Board of Supervisors.

"Auditor-Controller" means the Auditor-Controller of the County of Orange, or his designee, or upon written notice to OPERATOR, such other person or entity as shall be designated by Board of Supervisors.

2. PREMISES (PMA3.1 N)

The  area  covered  by  this  Operating   Agreement  is  that  certain  property
hereinafter referred to as "Premises," described in "Exhibit A" and shown on "Exhibit B," which exhibits are attached hereto and by reference made a part hereof.

A list of improvements provided by County at the commencement of this Operating Agreement is attached hereto as "Exhibit C" and made a part hereof. OPERATOR shall provide all other improvements and equipment necessary to fully provide the services and uses required by the Operating Agreement.

3. LIMITATION OF THE AGREEMENT (PMA5.1 N)

This Operating Agreement and the rights and privileges granted OPERATOR in and to the Premises are subject to all covenants, conditions, restrictions, and exceptions of record or apparent, including those which are set out in the Record of Survey 89-1169. Nothing contained in this Operating Agreement or in any document related hereto shall be construed to imply the conveyance to OPERATOR of rights in the Premises which exceed those owned by COUNTY, or any representation or warranty, either express or implied, relating to the nature or condition of the Premises or COUNTY's interest therein. OPERATOR acknowledges that OPERATOR has conducted a complete and adequate investigation of the Premises and that OPERATOR has accepted the Premises in its "as is" condition except as stated below.

Due to Spring, 1993 flood/storm damage, the total number of campsites or other improvements may vary as stated on Exhibit C. COUNTY hereby agrees, at its option, to either replace in kind or restore the campsites/improvements to the same condition as they existed immediately prior to the Spring, 1993 flood/storm damage as necessary to permit full use and occupancy of the Premises for the purposes required by the Operating Agreement.

OPERATOR acknowledges receipt of the LSA Baseline Environmental Assessment dated July 6, 1992, incorporated into this Operating Agreement by reference, for Featherly Regional Park which outlines the existing environmental conditions on the Premises and the opportunities and constraints of expanding the RV park and campground at Featherly Regional Park.

4. REQUIRED AND OPTIONAL SERVICES AND USES (PMBI.3 N)

          A. Required Services and Uses. OPERATOR's use of the Premises shall be limited to the operation of a recreational vehicle park and campground. Operator shall during the entire Operating Agreement term, maintain and operate the following:

                  (1)      Recreational Vehicle Park
                  (2)      Youth Group Camping (Affordable)
                  (3)      Tent/Wilderness Camping
                  (4)      Pay Telephones
                  (5)      Drinking Fountains
                  (6)      Public Restrooms
                  (7)      Pump-Out Station

          B. Optional Services and Uses. OPERATOR is granted the option to provide the following optional services and uses:


                  (1)      Merchandise  Sales
                  (2)      Food and Beverage Concessions
                  (3)      Vending, Machines
                  (4)      Games Machines

                  (5)      Newspaper Racks
                  (6)      Equipment Rental
                  (7)      Cable TV/Telephone Service
                  (8)      Day Use/Public Parking

          Subject to the prior written approval of Director, EMA/Harbors, Beaches and Parks, OPERATOR is granted the option to provide those additional services and uses which are ancillary to and compatible with the required services and uses herein.

          C. Restricted Use. The above-listed services and uses, both required and optional, shall be the only services and uses permitted. OPERATOR agrees not to use the Premises for any other purpose or engage in or permit any other business activity within or from the Premises.

          No beer, wine, or other intoxicating beverages shall be sold or consumed from public areas on the Premises. Sale of such items shall be limited to the convenience store and areas as designated by the Director, EMA/Harbors, Beaches and Parks. Consumption shall be limited to areas specifically designated in writing by the Director, EMA/Harbors, Beaches and Parks.

          OPERATOR shall use its best efforts to ensure that OPERATOR's customers and guests comply with this requirement. This shall include, but is not limited to, placement of signs that intoxicating beverages are prohibited in public areas on the Premises. All such signs shall be of size, format, design, and location acceptable to the Director, EMA/Harbors, Beaches and Parks.

          The OPERATOR shall be required to observe the principle that the primary purpose of the Premises are to satisfy the recreational vehicle and camping needs of those patrons who wish to utilize the facilities on a short-term basis for recreational purposes. Generally, it shall be permissible for OPERATOR to allow extended stays when the number of extended stay patrons does not preclude usage for those patrons who wish to stay at the facility during the most heavily used periods (weekends and summertime). The Director, EMA/Harbors, Beaches and Parks, at his discretion, may withdraw or modify this policy regarding extended stays upon thirty (30) days written notice, if in his determination, the OPERATOR is not meeting the purpose of this clause and/or meeting the recreational needs of the public.

          NO TOBACCO PRODUCTS SHALL BE SOLD FROM THE PREMISES.

5. TERM (PMB2.1 N)

The term of this Operating Agreement shall be five (5) years, commencing the first day of the first full calendar month following the date of execution of this Operating Agreement by COUNTY.

In the event COUNTY is unable to deliver possession of the Premises to OPERATOR at the time of commencement of the term of this Operating Agreement, OPERATOR agrees that COUNTY and officers, agents, employees, or contractors, shall incur no liability to OPERATOR for any damage caused thereby, and that this Operating Agreement shall not become void or voidable, nor shall the term herein specified be in any way extended, but in such event the obligation to pay rent shall commence when the COUNTY does deliver possession of the Premises to OPERATOR. The OPERATOR shall not be liable for any rent until the time that COUNTY delivers such possession.

6.       RENT (PMCI.2 N)

          A. Minimum Annual Rent. The minimum annual rent for the Premises shall be Twenty-Five Thousand Dollars ($25,000). There shall be no minimum annual rent for the first twelve (12) months of this Operating Agreement. Should this waiver apply to more than one accounting year, the applicable minimum annual rent shall be prorated.

          Should this Operating Agreement be terminated during an accounting year, the applicable minimum annual rent shall be prorated.

          B. Percentage Rent. Percentage rent for the Premises shall be calculated using the following percentages of gross receipts from business operations conducted on or from the Premises:

                                                    Percentage of
                Service or Use                      Gross Receipts
                --------------                      --------------

          (1) Recreational Vehicle Park                 10%
          (2) Youth Group Camping                       10%
          (3) Tent/Wilderness Camping                   10%
          (4) Pump-Out Station                          10%
          (5) Pay Telephones                             5%

          Percentage rents for approved optional services and uses shall be in accordance with the Clause entitled RENT FOR OPTIONAL SERVICES AND USES.

          C. Gross Receipts. Gross Receipts shall be defined in accordance with the provisions of the Clause entitled DEFINITION OF GROSS RECEIPTS. The term "gross receipt" as it applies to individual optional services (categories) or uses shall be determined by the Real Estate Director.

          D. Annual Rent. OPERATOR shall pay to COUNTY for each accounting year either the minimum annual rent or the percentage rent, whichever is greater.

          E. Payment of Rent. Rent payments shall be made in accordance with the provisions of the Clause entitled RENT PAYMENT PROCEDURE.

7. RENT FOR OPTIONAL SERVICES AND USES (PMC2.1 N

OPERATOR shall pay to COUNTY each accounting year, at the times and in the manner herein provided, an amount of money equal to the following percentages of the gross receipts from operations and business conducted on or from the Premises which are permitted as optional services and uses in the Clause entitled REQUIRED AND OPTIONAL SERVICES AND USES in the body of the Operating Agreement. This clause does not authorize or allow any listed service or use. This clause merely establishes a percentage rent for services and uses that may be allowed by Director, EMA/Harbors, Bi2aches and Parks.

                                                       Percentage of
         Service or Use                                Gross Receipts
         --------------                                --------------

    (1) Merchandise Sales                                     5%
    (2) Food and Beverage Concessions                         5%
    (3) Vending Machines                                      5%
    (4) Games Machines                                        5%
    (5) Newspaper Racks                                       5%
    (6) Equipment Rental                                      5%
    (7) Cable TV/Telephone Service                            5%
    (8) Day Use/Public Parking                                5%

Rent for other approved services and uses shall be determined by the Real Estate Director.

8. CHARGE FOR UNAUTHORIZED  SERVICES AND USES (PMC3.1 S)

In the event OPERATOR breaches this Operating Agreement by using or permitting the Premises to be used in any manner other than as expressly permitted under this Operating Agreement, OPERATOR shall pay COUNTY a sum equal to 100 percent of the "gross receipts," as defined in the Clause entitled DEFINITION OF GROSS RECEIPTS for any service or use that is not permitted by this Operating Agreement, or otherwise authorized in Clause entitled RENT PAYMENT PROCEDURE and the "charge for late payment" provided in Clause entitled CHARGE FOR LATE PAYMENT. The existence of the 100 percent charge in this clause, or the payment or receipt of money under this clause, does not constitute an authorization for a particular service or use and does not constitute a waiver of COUNTY's right to require OPERATOR to terminate such service or use.

The parties agree that COUNTY's actual damages, in the event of such a breach by OPERATOR would be extremely difficult or impossible to determine; therefore, an amount equal to the amount of 100 percent of such gross receipts has been agreed upon, after negotiation, as the parties' best estimate of COUNTY's reasonable damages.

9. DEFINITION OF GROSS RECEIPTS (PMC5.2 N)

As used in this Clause, the term "OPERATOR" shall include OPERATOR, OPERATOR's agents, sublessee concessionaires, or licensees, or any person acting under contract with OPERATOR. The term "gross receipts" upon which percentage rents for the services and uses listed in the Clause entitled REQUIRED AND OPTIONAL SERVICES AND USES are to be based shall include:

          A. The sale price of all goods, wares, merchandise, and products sold on or from the Premises by OPERATOR, whether for cash or credit and whether payment is actuallv made or not, whether delivery of the items sold is made from the Premises and whether title to such items is transferred;

          B. The charges made by OPERATOR for the sale or rendition on or from the Premises of services of any nature or kind whatsoever, whether for cash or credit, whether payment is actually made or not and whether the services are actually performed or not;

          C. All admission, entry, rental, and other fees of any nature or kind charged by OPERATOR including but not limited to deposits accepted by OPERATOR);

          D. All sums deposited in any coin-operated vending machine or other device maintained on the Premises, regardless of the ownership of the machine or device except pay telephones, or whether such sums are removed and counted by OPERATOR or others and regardless of what percentage thereof OPERATOR is entitled to receive except pay telephones and newspaper racks as follows:

              (1) Pay telephones gross receipts shall be determined as follows:

                   a. If telephones are owned by OPERATOR, gross receipts shall be the gross amount deposited or charged for use of the telephones.

                   b. If telephones are owned and operated by a third party, gross receipts shall be the commission of payment received by OPERATOR.

              (2) For newspaper racks gross receipts shall be the commission or payment received by OPERATOR from racks owned and operated by a third party.

The term "gross receipts" also includes the fair rental value of facilities used by OPERATOR or its employees for purposes other than the business purposes for which the Premises are operated and the value of all consideration, including consideration other than cash, received by OPERATOR or its employees in exchange for the items sold or services rendered.

Under the Clause entitled REQUIRED AND OPTIONAL SERVICES AND USES, OPERATOR has been granted the option to provide certain additional services and uses subject to further approval. The term "gross receipts" as it applies to these business operations shall be determined by the Real Estate Director at the time approval is granted.

Gross receipts shall exclude all sales and excise taxes payable by OPERATOR to federal, state, county, or municipal governments as a direct result of operations under this Operating Agreement. Refunds for goods returned and deposits shall be deducted from current gross receipts upon return. Bad debt losses shall not be deducted from gross receipts.

10. RENT PAYMENT PROCEDURE (PMC6.1 N)

          A. Payment of Rent. On or before the twentieth day of each month, OPERATOR shall deliver to Auditor-Controller a correct statement of all applicable gross receipts for that portion of the accounting year which ends with and includes the last day of the preceding calendar month. The statement shall be signed by OPERATOR or OPERATOR's responsible agent under penalty of perjury, and shall be in the form prescribed by Auditor-Controller. Each statement shall indicate:

              (1) One-twelfth of the annual minimum rent payment;

              (2) The total gross receipts for said portion of the accounting year, itemized as to each of the business categories for which a separate percentage rental is established. A breakdown of the gross receipts of each business conducted on the Premises must be attached to each statement where a reported business category is comprised of more than one business operation;

              (3) The related itemized amounts of percentage rent computed as herein provided and the total thereof;

              (4) The total rent previously paid by OPERATOR for the accounting year within which the preceding month falls; and

              (5) The rent due for the preceding month.

Concurrently with the rendering of each monthly statement, OPERATOR shall pay to COUNTY the greater of the following two amounts:

              (a) The total percentage rent computed for that portion of the accounting year ending with and including the last day of the preceding month [Item (3), above] less total rents previously paid for the accounting year [Item (4), above], or

              (b) One-twelfth of the annual minimum rent, multiplied by the number of months from the beginning of the accounting year to and including the preceding month, less total rents previously paid for the accounting year [Item (4), above].

          B. Place of Payment and Filing. Rental payments shall be delivered to, and statements required by this Clause and the Clause entitled RECORDS AND ACCOUNTS) shall be filed with the County of Orange, Office of the Auditor-Controller, P. 0. Box 567 (630 North Broadway), Santa Ana, California 92702. The designated place of payment and filing may be changed at any time by COUNTY upon ten days written notice to OPERATOR. Rent payments may be made by check made payable to the County of Orange. OPERATOR assumes all risk of loss if payments are made by mail.

          C. All rent shall be paid in lawful money of the United States of America, without offset or deduction or prior notice or demand. No payment by OPERATOR or receipt by COUNTY of a lesser amount than the rent due shall be deemed to be other than on account of the rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and COUNTY shall accept such check or payment without prejudice to COUNTY's right to recover the balance of said rent or pursue any other remedy in this Operating Agreement.

11. CHARGE FOR LATE PAYMENT (PMC7.1 N)

OPERATOR hereby acknowledges that the late payment of rent or any other sums due hereunder will cause COUNTY to incur costs not contemplated by this Operating Agreement, the exact amount of which will be extremely difficult to ascertain. Such costs include but are not limited to costs such as administrative processing of delinquent notices, increased accounting costs, etc.

Accordingly, if any payment of rent as specified in the Clause entitled RENT or of any other sum due COUNTY is not received by COUNTY by the due date, a late charge of one and one-half percent (1.5%) of the payment due and unpaid plus $100 shall be added to the payment, and the total sum shall become immediately due and payable to COUNTY. An additional charge of one and one-half percent (1.5%) of said payment excluding late charges, shall be added for each additional month that said payment remains unpaid.

OPERATOR and COUNTY hereby agree that such late charges represent a fair and reasonable estimate of the costs that COUNTY will incur by reason of OPERATOR's late payment. Acceptance of such late charges (and/or any portion of the over due payment) by COUNTY shall in no event constitute a waiver of OPERATOR's default with respect to such overdue payment, or prevent COUNTY from exercising any of the other rights and remedies granted hereunder.

12. RECORDS AND ACCOUNTS (PMC8.1 N)

          A. Records. OPERATOR shall, at all times during the term of this Operating Agreement, keep or cause to be kept true and complete books, records, and accounts of all financial transactions in the operation of all business activities, of whatever nature, conducted in pursuance of the rights granted herein. The records must be supported by source documents such as sales slips, cash register tapes, purchase invoices, or other pertinent documents.

          Except as otherwise provided herein, all retail sales and charges shall be recorded by means of cash registers or other comparable devices which display to the customer the amount of the transaction and automatically issue a receipt. The registers shall be equipped with devices which lock in sales totals and other transaction records, or with counters which are not resettable and which record transaction numbers and sales details. Totals registered shall be read and recorded by OPERATOR at the beginning and end of each business day.

          In the event of admission charges or rentals, OPERATOR shall issue serially numbered tickets for each such admission or rental and shall keep an adequate record of said tickets, both issued and unissued.

          All retail sales and charges may be recorded by a system other than cash registers or other comparable devices provided said system is approved by Auditor-Controller.

          B. The Accounting Year. The accounting year shall be twelve full calendar months. The accounting year may be established by OPERATOR, provided OPERATOR notifies Auditor-Controller in writing of the accounting year to be used. Said accounting year shall be deemed to be approved by Auditor-Controller unless Auditor-Controller has objected to OPERATOR's selection in writing within sixty days of OPERATOR's written notification.

          In the event OPERATOR fails to establish an accounting year of its choice, regardless of the cause, the accounting year shall be synonymous with the twelve-month period contained in the first one-year term of the Operating Agreement.

          Any portion of a year that is not reconciled, should the accounting year and the anniversary year of the lease commencement not be the same, shall be accounted for as if it were a complete accounting year.

          Once an accounting year is established, it shall be continued through the term of the lease unless Auditor-Controller specifically approves in writing a different accounting year. Auditor-Controller shall only approve a change in accounting years in the event of undue hardship being placed on either the OPERATOR or COUNTY, and not because of mere convenience or inconvenience.

          C. Financial Statements. Within ninety (90) days after the end of each accounting year, OPERATOR shall at his own expense submit to Auditor-Controller a balance sheet and income statement prepared by a Certified Public Accountant who is a member of AICPA and the California Society of CPAS, reflecting business transacted on or from the

          Premises during the preceding accounting year. The Certified Public Accountant must attest that the balance sheet and income statement submitted are an accurate representation of OPERATOR's records as reported to the United States of America for income tax purposes. At the same time, OPERATOR shall submit to Auditor-Controller a statement certified as to accuracy by a Public Accountant who is a member of AICPA and the California Society of CPAS, wherein the total gross receipts for the accounting year are classified according to the categories of business established for percentage rent and listed in the Clause entitled RENT and the Clause entitled RENT FOR OPTIONAL SERVICES AND USES and for any other business conducted on or from the Premises. OPERATOR shall provide COUNTY with copies of any Certified Public Accountant's (CPA) management letters prepared in conjunction with their audits of OPERATOR's operations from the Premises. Copies of management letters shall be provided directly to COUNTY by the CPA at the same time OPERATOR's copy is provided to OPERATOR.

          OPERATOR acknowledges its understanding that any and all of the Financial Statement submitted to the COUNTY pursuant to this Operating Agreement become Public Records and are subject to public inspection pursuant to ss.ss. 6250 et. seq. of the California Government Code.

          ALL OPERATOR's books of account and records and supporting source documents related to this Operating Agreement or to business operations conducted within or from the Premises shall be kept and made available at one location within the limits of the County of Orange. COUNTY shall, through its duly authorized agents or representatives, have the right to examine and audit said books of account and records and supporting source documents at any and all reasonable times for the purpose of determining the accuracy thereof, and of the monthly statements of sales made and monies received.

          Auditor-Controller, upon request of OPERATOR and at said Auditor-Controller's sole discretion, may authorize the above-referenced books and records and supporting source documents to be kept in a single location outside the limits of Orange County provided OPERATOR shall agree to pay all expenses including but not limited to transportation, food, and lodging necessary for Auditor-Controller to send a representative to audit said books and records. Said right shall not be exercised by Auditor-Controller more than once each accounting year.

          The full cost of said audit, as determined by Auditor-Controller, shall be borne by OPERATOR if either or both of the following conditions exist:

              (1) The audit reveals an underpayment of more than two percent (2%) between the rent due as reported and paid by OPERATOR in accordance with this Operating Agreement and the rent due as determined by said audit;

              (2) OPERATOR has failed to maintain true and complete books, records, accounts and supporting source documents in accordance with Section A "Records" above. The adequacy of records shall be determined at the sole discretion of Auditor-Controller.

          Otherwise, COUNTY shall bear the cost of said audit, excluding the aforementioned expenses related to audit of documents kept outside the limits of Orange County.

          Upon the request of Auditor-Controller, OPERATOR shall promptly provide, at OPERATOR's expense, necessary data to enable COUNTY to fully comply with any and every requirement of the State of California or the United States of America for information or reports relating to this Operating Agreement and to OPERATOR's use of the Premises. Such data shall include, if required, a detailed breakdown of OPERATOR's receipts and expenses.

          In addition to any other remedies available to COUNTY at law or in equity or under this Operating Agreement, in the event the OPERATOR fails to maintain and keep books, records, and accounts from the Premises and/or source documents relating thereto, or to make the same available to COUNTY for examination and audit, or to record sales and/or to maintain registers to record sales, or to provide financial statements and other information to COUNTY regarding gross sales as required by this Operating Agreement, COUNTY, at COUNTY's option, may:

              (I) Perform such examinations, audits, and/or investigations itself or through agents or employees as COUNTY and/or its auditors may deem appropriate to confirm the amount of percentage rents payable by OPERATOR under this Operating Agreement and any and all costs and/or expenses incurred by COUNTY in connection therewith shall be promptly reimbursed to COUNTY by OPERATOR upon demand.

              (II) Provide accounting services and/or a system for recording retail sales and charges, including without limitation, cash registers, for use by OPERATOR in business transactions upon or from the Premises, and, at COUNTY's option, maintain personnel on the Premises to observe and/or record such sales during OPERATOR's business hours, or from time to time, all at OPERATOR's sole cost and expense and, in such event, OPERATOR shall promptly reimburse COUNTY for any and all costs incurred by COUNTY in connection therewith; and/or

              (III) Require that OPERATOR pay percentage rents based on COUNTY's best good faith estimate of OPERATOR's gross receipts from business operations conducted on or from the premises and any such determination made by COUNTY shall be conclusive and binding upon OPERATOR.

          The above costs payable by OPERATOR shall include reimbursement to COUNTY of COUNTY-provided services at such rates as COUNTY may from time to time, in good faith, establish for such services. In the case of services provided by COUNTY's employees, such rates shall be sufficient to reimburse COUNTY for employees' salaries, including employee taxes and benefits and COUNTY's overhead or, at COUNTY's option, may be the rate for such services that would be charged by a qualified third party or parties, approved by COUNTY, if engaged by COUNTY to perform such services.

13. SECURITY DEPOSIT (PMC9.1 S)

A security deposit in the sum of Ten Thousand Dollars ($10,000) shall be provided to COUNTY by OPERATOR. The security deposit shall take one of the forms set out below and shall guarantee OPERATOR's full and faithful performance of all the terms, covenants, and conditions of this Operating Agreement:

         A. Cash.

         B. The assignment to COUNTY of a savings deposit held in a financial institution in Orange County acceptable to Real Estate Director. At the minimum, such assignment shall be evidenced by the delivery to Real Estate Director of the original passbook reflecting said savings deposit and a written assignment of said deposit to County of Orange, GSA/Real Estate, in a form approved by Real Estate Director.

         C. A Time Certificate of Deposit from a financial institution in Orange County wherein the principal sum is made payable to County of Orange, GSA/Real Estate, or order. Both the financial institution and the form of the certificate must be approved by Real Estate Director.

         D. An instrument or instruments of credit from one or more financial institutions, subject to regulation by the state or federal government, pledging that funds necessary to secure performance of the lease terms, covenants, and conditions are on deposit and guaranteed for payment, and agreeing that said funds shall be trust funds securing OPERATOR's performance and that all or any part shall be paid to County of Orange, GSA/Real Estate, or order upon demand by Real Estate Director. Both the financial institution(s) and the form of the instrument(s) must be approved by Real Estate Director. At any time that Real Estate Director deems appropriate to insure the availability of the security deposit, Real Estate Director shall have the right to convert any savings deposit, time certificate of deposit, or instrument of credit to cash without recourse to OPERATOR.

Regardless of the form in which OPERATOR elects to make said security deposit, all or a portion of the principal sum shall be available unconditionally to Real Estate Director, for correcting any default or breach of this Operating
Agreement by OPERATOR, his successors or assigns, or for payment of expenses incurred by COUNTY as a result of the failure of OPERATOR, his successors or assigns, to faithfully perform all terms, covenants, and conditions of this Operating Agreement.

Should OPERATOR elect to assign a savings deposit, provide a Time Certificate of Deposit or an instrument of credit to fulfill the security deposit requirements of this Operating Agreement, said assignment, certificate, or instrument shall have the effect of releasing the depository or creditor therein from liability to OPERATOR on account of the payment of any or all of the principal sum to County of Orange, GSA/Real Estate, or order upon demand by Real Estate Director. The agreement entered in to by OPERATOR with a financial institution to establish the deposit necessary to permit assignment or issuance of a certificate as provided above may allow the payment to OPERATOR or order of interest accruing on account of said deposit.


In the event Real Estate Director withdraws any or all of the security deposit as provided herein, OPERATOR shall, within ten (10) days of any withdrawal by Real Estate Director, replenish the security deposit to maintain it at amounts as herein required throughout the Operating Agreement. Failure to do so shall be deemed a default and shall be grounds for immediate termination of this Operating Agreement.

The security deposit shall be rebated, reassigned, released, or endorsed by Real Estate Director to OPERATOR or order, as applicable, at the end of the Operating Agreement, provided OPERATOR has fully and faithfully performed each and every term, covenant, and condition of this Operating Agreement.

14. CONSTRUCTION AND/OR ALTERATION BY OPERATOR (PMD2.1 N)

         A. COUNTY's Consent. No structures, improvements, or facilities shall be constructed, erected, altered, disposed, demolished, or made within the Premises without prior written consent of Director, EMA/Harbors, Beaches and Parks. Any conditions relating to the manner, method, design, and construction of said structures, improvements, or facilities fixed by the Director, EMA/Harbors, Beaches and Parks as a condition to granting such consent, shall be conditions hereof as though originally stated herein. OPERATOR may, at any time and at its sole expense, install and place business fixtures and equipment within any building constructed by OPERATOR, or any pre-existing building permitted by COUNTY for use by OPERATOR under the terms of this Operating Agreement.

         B. Strict Compliance with Plans and Specifications. All improvements constructed by OPERATOR within the Premises shall be constructed in strict compliance with detailed plans and specifications approved by Director, EMA/Harbors, Beaches and Parks.

15. MECHANICS LIENS OR STOP-NOTICES (PMD4.1 S)

OPERATOR shall at all times indemnify and save COUNTY harmless from all claims, losses, demands, damages, cost, expenses, or liability costs for labor or materials in connection with construction, repair, alteration, or installation of structures, improvements, equipment, or facilities within the Premises, and from the cost of defending against such claims, including attorney fees and costs.

In the event a lien or stop-notice is imposed upon the Premises as a result of such construction, repair, alteration, or installation, OPERATOR shall either:

         1. Record a valid Release of Lien, or

         2. Procure and record a bond in accordance with Section 3143 of the Civil Code, which frees the Premises from the claim of the lien or stop-notice and from any action brought to foreclose the lien.

Should OPERATOR fail to accomplish either of the two optional actions above within 15 davs after the filing of such a lien or stop-notice, the Operating Agreement shall be in default and shall be subject to immediate termination.

16. "AS-BUILT" PLANS AND CONSTRUCTION COSTS (PMD5.1 S)

Within 60 days following completion of any substantial improvement within the Premises, OPERATOR shall furnish Director, EMA/Harbors, Beaches and Parks a complete set of reproducibles and two sets of prints of "As-Built" plans. In addition, OPERATOR shall furnish Director, EMA/Harbors, Beaches and Parks an itemized statement of the actual construction cost of such improvement. The statement of cost shall be sworn to and signed by OPERATOR or his responsible agent under penalty of perjury. OPERATOR must obtain Director, EMA/Harbors, Beaches and Park's approval of "As Built" plans, and the form and content of the itemized statement.

17. OWNERSHIP OF IMPROVEMENTS (PMD6.1 S)

All buildings, improvements, and facilities, exclusive of trade fixtures, constructed or placed within the Premises by OPERATOR must, upon completion, be free and clear all liens, claims, or liability for labor or material and at COUNTY's option shall be the property of COUNTY at the expiration of this Operating Agreement or upon earlier termination hereof. COUNTY retains the right to require OPERATOR, at OPERATOR's cost, to remove all OPERATOR improvements located on the Premises at the expiration or termination hereof. Said removal shall include leveling the Premises, the removal of any underground obstructions, and the compaction of filled excavations to ninety percent (90%) compaction.

18. UTILITTES (PME1.1 N)

COUNTY has caused to be constructed the utilities on the Premises, including sewer, water, telephone, and electricity. OPERATOR acknowledges that the existing electricity, water, and sewer systems are deemed adequate for the current level of operations under this Operating Agreement. In the event OPERATOR changes the uses or intensifies the use/development of the Premises, OPERATOR shall construc@ or cause to be constructed, all utility facilities necessary for the increased development and operation of the Premises.

The utilities and utility systems are the sole responsibility of OPERATOR and COUNTY is under no obligation to repair or maintain the utilities on the Premises.

OPERATOR shall be responsible for and pay, prior to the delinquency date, all charges for utilities supplied to the Premises.

19. MAINTENANCE OBLIGATIONS OF OPERATOR (PME2.1 S)

OPERATOR shall, to the satisfaction of Director, EMA/Harbors, Beaches and Parks, keep and maintain the Premises and all improvements of any kind which may be erected, installed, or made thereon in good condition and in substantial repair. It shall be OPERATOR's responsibility to take all steps necessary or appropriate to maintain such a standard of condition and repair.

OPERATOR expressly agrees to maintain the Premises in a safe, clean, wholesome, sanitary condition, to the complete satisfaction of Director, EMA/Harbors, Beaches and Parks and in compliance with all applicable laws. OPERATOR further agrees to provide approved containers for trash and garbage and to keep the Premises free and clear of rubbish and litter. Director, EMA/Harbors, Beaches and Parks shall have the right to enter upon and inspect the Premises at anytime for cleanliness and safety.

OPERATOR shall designate in writing to Director, EMA/Harbors, Beaches and Parks an on-site representative who shall be responsible for the day-to-day operation and level of maintenance, cleanliness, and general order.

If OPERATOR fails to maintain or make repairs or replacements as required herein, Director, EMA/Harbors, Beaches and Parks shall notify OPERATOR in writing of said failure. Should OPERATOR fail to correct the situation within three days after receipt of written notice, Director, EMA/Harbors, Beaches and Parks may make the necessary correction or cause it to be made and the cost thereof, including but not limited to the cost of labor, materials, equipment, and an administrative fee equal to fifteen percent (15%) of the sum of such items, shall be paid by OPERATOR within 10 days of receipt of a statement of said cost from Director, EMA/Harbors, Beaches and Parks. Director, EMA/Harbors, Beaches and Parks may, at his option, choose other remedies available herein, or by law.

20.   MAINTENANCE OBLIGATIONS OF COUNTY (PME3.1 N)

COUNTY shall have no obligation or responsibility to, remove debris, or to maintain, repair, or replace improvements constructed within the Premises. However, upon written notice to OPERATOR, COUNTY may at its discretion choose to do any grading, sandbagging, filling, construction of levees, replacement and/or repair of any other improvements in order to enhance public safety and protect the Premises or other property in Featherly Regional Park. OPERATOR shall not be limited to or precluded from performing such work as OPERATOR and Director, EMA/Harbors, Beaches and Parks agree is appropriate for the operation and use of the Premises.

21. OPERATION OBLIGATIONS OF OPERATOR (N)

As used in this Clause, the term "OPERATOR" shall include OPERATOR, OPERATORS's agents, suboperators, concessionaires, or licensees, or any other person acting under contract with OPERATOR.

          A.  Standards of Operation.
              -----------------------

              1. Services and Securi!y. OPERATOR shall operate the Premises in a manner similar with those prevailing in other recreational vehicle park and campgrounds furnishing similar services and amenities. OPERATOR shall at all times during the Operating Agreement term provide adequate security measures to reasonably protect persons and property on the Premises, the maintenance of a constant patrol for the purpose of preserving order and preventing theft, vandalism, or other improper or unlawful use of the Premises or any of the facilities.

              2. Protection of Environment. TENANT shall take all reasonable measures available to:

              a. Avoid any pollution of the atmosphere or littering of land or water caused by or originating in, on, or about TENANT"s facility.

              b. To protect all wildlife, natural vegetation, and improvements.

          B.  Property Management
              ------------------

              1. Manager. OPERATOR shall employ a competent manager, "Manager," who shall be responsible for the day-to-day operation and level of maintenance, cleanliness, and general order for the Premises. Such persons shall be vested with the authority of OPERATOR with respect to the supervision over the operation and maintenance of the Premises, including the authority to enforce compliance by OPERATOR'S, agents, suboperators, concessionaires, or licensees with the term and conditions of this Lease and any and all rules and regulations adopted hereunder. OPERATOR expressly agrees that any notice herein required to be served upon OPERATOR may, at the option of COUNTY or Director, EMA/Harbors, Beaches and Parks, be personally served upon said Manager and that such service shall have the same force and effect as service upon OPERATOR. OPERATOR shall notify COUNTY in writing of the name of the Manager currently so employed as provided in the Clause entitled Notices.

              2. Residences. OPERATOR shall have the option to provide on-site living quarters (hereinafter referred to as "residences") on the Premises, subject to review and approval by Director, EMA/Harbors, Beaches and Parks. Said approval shall be conditionally granted to facilitate better management, maintenance, security, and on-site control. Said residences may be authorized for the specific purpose and intent that an on-site manager, maintenance specialist, or security personnel will be able to provide better management and level of public service. The residences are not provided to benefit individual employees or as a means to circumvent the intent of this clause but to provide better public service and is intended solely for necessary on-site management personnel.

              Director, EMA/Harbors, Beaches and Parks, at his discretion, may withdraw consent upon thirty (30) days written notice if, in his determination, the residences are not providing or meeting the stated purpose of this Clause.


22. DAMAGE TO OR DESTRUCTION OF IMPROVEMENTS (PME4.1 S)

In the event of damage to or destruction of the buildings, facilities, or improvements located within the Premises or in the event the constructed buildings, facilities, or improvements located within the Premises are declared unsafe or unfit for use or occupancy by a public entity with the authority to make and enforce such declaration, OPERATOR shall, within 30 days, commence and diligently pursue to complete the repair, replacement, or reconstruction of improvements to the same size and floor area as they existed immediately prior to the event causing the damage or destruction, as necessary to permit full use and occupancy of the Premises for the purposes required by the Operating Agreement. Repair, replacement, or reconstruction of improvements within the Premises shall be accomplished in a manner and according to plans approved by Director, EMA/Harbors, Beaches and Parks. Except as otherwise provided herein, termination of this Operating Agreement shall not reduce or nullify OPERATOR's obligation under this paragraph. With respect to damage or destruction to be repaired by COUNTY or which COUNTY elects to repair, OPERATOR waives and release its rights under California Civil Code Sections 1932 (2) and 1933 (4).

23.  RISK ACCEPTANCE OF FLOOD ZONE (N)

OPERATOR acknowledges that a portion or all of the Premises covered in this Operating Agreement is located within an area designated on the Federal Emergency Management Flood Agency Insurance Rate Maps as a special flood hazard area which may be subject to flooding and OPERATOR assumes all risks associated therewith, including but not limited to, destruction of improvements and interruption of business operations.

OPERATOR shall indemnify and hold harmless COUNTY, its officers, agents, and employees, from and against any claim, demand, expense, loss, or liability of any kind or nature which COUNTY, its officers, agents, and employees, may sustain or incur or which may be imposed upon them or any of them as a result of, arising out of, or in any way connected with this

Operating Agreement or with occupancy and use of the Premises by OPERATOR, its officers, agents, employees, suboperators, licenses, patrons, or visitors.

OPERATOR shall indemnify and hold harmless COUNTY and its officers, agents, and employees, from and against any claim, demand, expense, loss, or liability of any kind or nature which may arise from flows of water upon and across the Premises, whether flood flows are generated naturally, or are surge flows that arise from upstream water spreading, construction, or maintenance operations, or are flows that result from intentional releases of water for any purpose from upstream storage.

Notwithstanding the above, there shall be no minimum monthly rent due for any given month in which OPERATOR is required to cease operations and/or close the campground in excess of seven consecutive days or ten cumulative days for any given month due to flows of water upon and across the Premises. The minimum annual rent shall be prorated for each month in which no minimum monthly rent is due. In any event, percentage rent shall apply.

TENANT shall notify Director, EMA/Harbors, Beaches and Parks, in writing, that the campground is closed due to the conditions specified above within 24 hours after said facility is closed to the public. Should TENANT fail to properly notify Director, EMA/Harbors, Beaches and Parks as required above, TENANT shall not be allowed to waive the monthly minimum rent and/or prorate the minimum annual rent.

24. INSURANCE (PME5.1.1 S)

OPERATOR shall maintain insurance acceptable to Real Estate Director in full force and effect throughout the term of this Operating Agreement. The policy or policies of insurance maintained by OPERATOR shall provide the following limits and coverages.

         A.  Liability Insurance

                    Coverage                             Minimum Limits

              Comprehensive General Liability                1,000,000

         B.  Fire and Extended Coverage:             OPERATOR shall insure all
                                                     buildings, facilities and
                                                     improvements to at least
                                                     90% of their replacement
                                                     cost, using a standard form
                                                     fire insurance policy
                                                     containing the "extended
                                                     coverage" endorsement.

         C.  Workers Compensation and
             Employers Liability
                                                                       Statutory

Insurance shall be in force the first day of the term of this Operating Agreement. Each liability insurance policy required by this Operating Agreement shall contain the following three clauses:

         A. "This insurance shall not be cancelled, limited in scope of coverage or non-renewed until after 30 days written notice has been given to the County of Orange, General Services Agency/Real Estate,
             P. 0. Box 4106, Santa Ana, California 92702-4106."

         B. "County of Orange is added as an insured as respects operations of the named insured at or from the Premises operated pursuant to an agreement with the County of Orange."

         C. "It is agreed that any insurance maintained by the County of Orange will apply in excess of, and not contribute with, insurance provided by this policy."

Each property insurance policy required by this Operating Agreement shall contain Clause A above and the following two clauses:

         D. "All rights of subrogation are hereby waived against the County of Orange and the members of the Board of Supervisors and elective or appointive officers or employees, when acting within the scope of their employment or appointment."

         E. "County of Orange is named as loss payee on this property insurance policy."

OPERATOR agrees to deposit with Real Estate Director, at or before the effective date of this Operating Agreement, certificates of insurance necessary to satisfy Real Estate Director that the insurance provisions of this Operating Agreement have been complied with, and to keep such insurance in effect and the certificates therefor on deposit with Real Estate Director during the entire term of this Operating Agreement.

Real Estate Director shall retain the right at any time to review the coverage, form, and amount of the insurance required hereby. If, in the opinion of Real Estate Director, the insurance provisions in this Operating Agreement do not provide adequate protection for COUNTY and members of the public using the Premises, Real Estate Director may require OPERATOR to obtain insurance sufficient in coverage, form, and amount to provide adequate protection. Real Estate Director's requirements shall be reasonable but shall be designed to assure protection from and against the kind and extent of the risks which exist at the time a change in insurance is required.

Real Estate Director shall notify OPERATOR in writing of changes in the insurance requirements; and if OPERATOR does not deposit copies of acceptable insurance policies with

Real Estate Director incorporating such changes within thirty days of receipt of such notice, this Operating Agreement shall be in default without further notice to OPERATOR, and COUNTY shall be entitled to all legal remedies.

The  procuring of such  required  policy or policies of  insurance  shall not be
construed  to  limit   OPERATOR's   liability   hereunder  nor  to  fulfill  the
indemnification provisions and requirements of this Operating Acreement.

25. ASSIGNING, SUBLETTING, AND ENCUMBERING (PME7.2 N)

Any mortgage, pledge, hypothecation, encumbrance, transfer, suboperating agreement, suboperating agreement amendment or assignment (hereinafter in this clause referred to collectively as "Encumbrance") of OPERATOR's interest in the Premises, or any part or portion thereof, shall first be approved in writing by COUNTY. Occupancy of the Premises by a prospective transferee, suboperator or assignee before approval of the transfer, suboperating agreement, or assignment by TENANT shall constitute a breach of this Operating Agreement. All suboperating agreements shall be between OPERATOR and suboperator; the entry into sub-suboperating agreements is prohibited and shall constitute a breach of this Operating Agreement. ( A rental agreement for a period less than one (1) year shall not be subject to the requirement of prior approval by County.

If the OPERATOR hereunder is a corporation or an unincorporated association or partnership, the Encumbrance of any stock or interest in said corporation, association, partnership in the aggregate exceeding 25 percent shall be deemed an assignment within the meaning of this Operating Agreement.

Should COUNTY consent to any Encumbrance, such consent shall not constitute a waiver of any of the terms, covenants, or conditions of this Operating Agreement or be construed as COUNTY's consent to any further Encumbrance. Such terms, covenant or conditions shall apply to each and every Encumbrance hereunder and shall be severally binding upon each and every party thereto. Any document to mortgage, pledge, hypothecate, encumber, transfer, suboperate, or assign the Premises or any part thereof shall not be inconsistent with the provisions of this Operating Agreement and in the event of any such inconsistency, the provisions of this Operating Agreement shall control.

COUNTY agrees that it will not arbitrarily withhold consent of any Encumbrance, but COUNTY may withhold consent at its sole discretion if any of the following conditions exist:

         A. OPERATOR or any of his successors or assigns are in default in any term, covenant or condition of this Operating Agreement, whether notice of default has or has not been given by COUNTY.

         B. The prospective Encumbrancer has not agreed in writing to keep, perform, and be bound by all the terms, covenants, and conditions of this Operating Agreement.

         C. All the terms, covenants, and conditions of Encumbrance, including the consideration therefor of any and every kind, have not been revealed in writing to COUNTY.

         D.  OPERATOR has not provided  Real Estate  Director with a copy of all
             documents   relating  thereto   including,   but  not  limited  to,
             appraisals if any.

         E. The construction required of OPERATOR as a condition of this Operating Agreement has not been completed to the satisfaction of COUNTY.

         F. The processing fee required by COUNTY and set out below has not been paid to COUNTY by delivery of said fee to COUNTY.

                  (1) A fee of $1,500 shall be paid to COUNTY for processing each consent to mortgage, pledge, hypothecation, consent to assignment, transfer, or Encumbrance submit to COUNTY as required by this Operating Agreement. This processing fee shall be deemed earned by COUNTY when paid and shall not be refundable.

                  (2) A fee of $500 shall be paid to COUNTY for processing each suboperating agreement submitted to COUNTY required by this Operating Agreement. This processing fee shall be deemed earned by COUNTY when paid and shall not be refundable.

26. HAZARDOUS MATERIALS (PMF9.1 S)

OPERATOR shall not cause or permit any "Hazardous Material," as hereinafter defined, to be brought upon, kept, or used in or about the Premises. If OPERATOR breaches the obligations stated herein, or if contamination of the Premises by Hazardous Materials otherwise occurs for which OPERATOR is legally liable to COUNTY for damage resulting therefrom, then OPERATOR shall indemnify, defend, and hold COUNTY harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including without limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of space in the Premises or portion of any building of which the Premises is a part, and sums paid in settlement of claims, attorneys fees, consultant fees, and expert witness fees) which arise during or after the agreement term as a result of such contamination. This indemnification includes without limitation, costs incurred by COUNTY in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or legal governmental entity because of Hazardous Material being present in the soil or ground water or under the Premises. OPERATOR shall promptly take all actions at its sole cost and expense as are necessary to clean, remove, and restore the Premises to its condition prior to the introduction of such Hazardous Material by OPERATOR, provided OPERATOR shall first have obtained COUNTY's approval and the approval of any necessary governmental entities.

OPERATOR acknowledges that COUNTY may become legally liable for the costs of complying with laws relating to Hazardous Material which are not the responsibility of COUNTY hereunder, including the following: (i) Hazardous Material present in the soil or ground water on the Premises of which COUNTY has no knowledge as of the Effective Date; (ii) a change in laws, statutes, ordinances, and other governmental regulations which relate to Hazardous Material which could cause any material now or hereinafter located on the Premises to be deemed hazardous, whether known or unknown to COUNTY, or a violation of any such laws; (iii) Hazardous Material that migrates, flows, percolates, defuses, or in any way moves on to or under the Premises after the execution and delivery of this Operating Agreement; (iv) Hazardous Material present on or under the Premises as a result of any discharge, dumping, or spilling (whether accidental or otherwise) on the Premises by other operators of the Premises or their agents, employees, contractors, or invitees, or by others. COUNTY and OPERATOR agree that the cost of complying with such laws, statutes, ordinances, or governmental regulations relating to such matters for which the COUNTY is or may become legally liable shall be paid by OPERATOR to COUNTY, within ten (10) days following the receipt by OPERATOR of a written demand from COUNTY to do so. In the event COUNTY subsequently recovers, or is reimbursed from a third party, all or any portion of the sums paid by OPERATOR, COUNTY shall reimburse OPERATOR to the extent of any such recovery or reimbursement.

As used herein the term "Hazardous Material" means any hazardous or toxic substance, material, or waste which is or shall become regulated by any oovernmental entity, including without limitation, COUNTY acting in its governmental capacity, the State of California or the United States government.

OPERATOR agrees to comply with all statutes, orders, and governmental regulations relating to said Hazardous Materials and all amendments and/or modifications thereto, whether now in effect or hereinafter enacted, for which COUNTY is or may become legally liable and to promptly take such remedial action or actions as may be required to place the Premises in compliance with such statutes, orders, and governmental requirements in a manner and pursuant to plans and specifications for such work approved by the Director, EMA/Harbors, Beaches and Parks. Subject to force majeure, all such remedial work required to comply with said statutes, orders, and governmental requirements in effect as of the date of this Operating Agreement shall be completed by OPERATOR in a good and workmanlike manner and in compliance with plans and specifications for such work approved by the Director, EMA/Harbors, Beaches and Parks within 30 days of the date of this Operating Agreement. OPERATOR further agrees to waive any and all claims, demands, liabilities, and/or obligations against and/or of COUNTY arising out of or resulting from the presence of such Hazardous Materials upon or within the Premises and hereby agrees to indemnify and hold COUNTY harmless from any and all claims, demands, liabilities, and/or obligations arising out of or resulting from the presence of Hazardous Materials upon or within the Premises including without limitation reasonable attorney's fees and costs, but excluding any such claims, demands, liabilities, and/or obligations to the extent based upon causes of action for damages accrued prior to the date of this Operating, Agreement.

27.   OPERATOR IS SOLE EMPLOYER; DUTY TO INFORM (N)

OPERATOR agrees to notify each and every of its current and future employees prior to their beginning work at the Premises, and all bargaining units representing said employees, (1) that OPERATOR is the only employing agency and employer, (2) that the COUNTY is not an employer with regard to the Premises, but rather is a party hiring the OPERATOR to perform the terms of this Operating Agreement, and (3) that employment at the Premises cannot be expected beyond the term of this Operating Agreement.

OPERATOR agrees to inform each employee in writing of the above details and to obtain a signed acknowledgement by the employee of such notification.

28.   OPERATIONS MANUAL (N)

Prior to the commencement date of this Operating Agreement, OPERATOR shall have prepared an Operations Manual approved by the Director, EMA/Harbors, Beaches and Parks specifying in detail OPERATOR's proposed plan for operating and maintaining the Premises.

Said Operations Manual and the operating procedures contained therein are hereby incorporated into and included as part of this Operating Agreement. OPERATOR hereby agrees to operate the premises in strict compliance with the provisions of said Operations Manual.

29. NOTICES (PMFl0.1 S)

All notices pursuant to this Operating Agreement shall be addressed as set forth below or as either party may hereafter designate by written notice and shall be sent through the United States mail in the State of California, duly registered or certified, return receipt requested, with postage prepaid. If any notice is sent by registered or certified mail, as aforesaid, the same shall be deemed to have been served or delivered twenty-four (24) hours after mailing thereof as above provided. Notwithstanding the above, COUNTY may also provide notices to OPERATOR by personal delivery or by regular mail and any such notice so given shall be deemed to have been given upon receipt.

TO:   COUNTY                               TO:      OPERATOR
      -------                                       ---------

      County of Orange                              Vernon St. Clair
      EMA/Harbors, Beaches and Parks                St. Clair Investments, Inc.
      P.O. Box 4048                                 435 N. Pacific Coast Hwy.
      Santa Ana, CA 92702-4048                      Suite 110
                                                    Redondo Beach, CA 90277
and

         County of Orange
         GSA/Real Estate
         P. 0. Box 4106
         Santa Ana, CA 92702-4106

30. ATTACHMENTS TO OPERATING AGREEMENT (PMFll.l S)

This Operating Agreement includes the following, which are attached hereto and made a part hereof:
         I.   GENERAL CONDITIONS
         II.  EXHIBIT A - Legal Description
         III. EXHIBIT B - Parcel Map
         IV.  EXHIBIT C - List of Improvements

IN WITNESS WHEREOF, the parties have executed this Operating Agreement the day and year first above written.

APPROVED AS TO FORM:                 OPERATOR
County Counsel                       ---------

                                     CANYON RV PARK a California general
                                     partnership


By
  -----------------------------

Dated
      -------------------------

                                     By
                                       -----------------------------------------
                                       St. Clair Investments, Inc.,
APPROVED AS TO AUDIT & ACCOUNTING:     General Partner
Auditor-Controller                     By Vernon St. Clair, President


By  /s/Lisa Montijo
  -----------------------------      By
                                       -----------------------------------------
                                       Mobile Modular Development Inc.,
                                       General Partner
RECOMMENDED FOR APPROVAL:              By John De Falco, President
Environmental Management Agency
Harbors, Beaches and Parks


By /s/Robert G. Fisher
  -----------------------------

General Services Agency
Real Estate


By
  -----------------------------
  Real Property Agent
                                     COUNTY
                                     ------
SIGNED AND CERTIFIED THAT A COPY
OF THIS DOCUMENT HAS BEEN            COUNTY OF ORANGE
DELIVERED TO THE CHAIRMAN OF THE
BOARD


                                     By
- - -------------------------------        -----------------------------------------
    Phyllis A. Henderson                 Chairman, Board of Supervisors
Clerk of the Board of Supervisors,
Orange County, California

                     1. GENERAL CONDITIONS (PMGEI.2-26.2 S)



1. TIME (PMGE1.2 S)

Time is of the essence of this Operating Agreement. Failure to comply with any time requirement of this Operating Agreement shall constitute a material breach of this Operating Agreement.

2. SIGNS (PMGE2.2 S)

OPERATOR agrees not to construct, maintain, or allow any signs, banners, flags, etc., upon the Premises except as approved by the Director, EMA/Harbors, Beaches, and Parks. Unapproved signs, banners, flags, etc., may be removed by Director, EMA/Harbors, Beaches, and Parks without prior notice to OPERATOR.

3. PERMITS AND LICENSES (PMGE3.2 S)

OPERATOR shall be required to obtain any and all approvals, permits and/or licenses which may be required in connection with the operation of the Premises as set out herein. No permit, approval, or consent given hereunder by COUNTY, in its governmental capacity, shall affect or limit OPERATOR's obligations hereunder, nor shall any approvals or consents given by COUNTY, as a party to this Operating Agreement, be deemed approval as to compliance or conformance with applicable governmental codes, laws, rules, or regulations.

4. CONTROL OF HOURS, PROCEDURES, AND PRICES (PMGE4.2 N)

OPERATOR shall at all times maintain a written schedule delineating the operating hours and operating procedures for each business operation on or from the Premises. A schedule of prices charged for all goods and/or services supplied to the public on or from the Premises shall also be maintained.

Upon written request, OPERATOR shall furnish the Director, EMA/Harbors, Beaches, and Parks a copy of said schedules and procedures. Should Director of EMA/Harbors, Beaches, and Parks, upon review and conference with OPERATOR, decide any part of said schedules or procedures is not justified with regard to fairly satisfying the needs of the public, OPERATOR, upon written notice from Director of EMA/Harbors, Beaches, and Parks, shall modify said schedules or procedures to the satisfaction of said Director.

Primary consideration shall be given to the public's benefit in implementing this clause. All prices charged for goods and/or services supplied to the public on or from the

Premises shall be fair and reasonable, based upon the market prices charged by other competing and/or comparable businesses or 125% of prices charged by comparable state parks, whichever is less.

Affordable youth group camping is considered an important public service on the Premises. To ensure that this service is available to the public and that the prices charged for this use is affordable, the number of youth group camping sites and all prices charged for youth group camping shall be subject to prior written approval by the Director, EMA/Harbors, Beaches and Parks.

OPERATOR agrees that he will operate and manage the services and facilities offered in a competent and efficient manner at least comparable to other well managed operations of similar type.

OPERATOR shall at all times retain active, qualified, competent, and experienced personnel to supervise OPERATOR's operation and to represent and act for OPERATOR.

OPERATOR shall require its attendants and employees to be properly dressed, clean, courteous, efficient, and neat in appearance at all times. OPERATOR shall not employ any person(s) in or about the Premises who shall use offensive language or act in a loud, boisterous, or otherwise improper manner.

OPERATOR shall maintain a close check over attendants and employees to insure the maintenance of a high standard of service to the public. OPERATOR shall replace any employee whose conduct is detrimental to the best interests of the public.

OPERATOR's failure to comply with the provisions of this clause shall constitute a serious breach of this Operating Agreement and COUNTY may immediately terminate this Operating Agreement.

5. OPERATING AGREEMENT ORGANIZATION (PMGE5.2 S)

The various headings and numbers herein, the grouping of provisions of this Operating Agreement into separate clauses and paragraphs, and the organization hereof, are for the purpose of convenience only and shall not be considered otherwise.

6. AMENDMENTS (PMGE6.2 S)

This Operating Agreement is the sole and only agreement between the parties regarding the subject matter hereof; other agreements, either oral or written, are void. Any changes to this Operating Agreement shall be in writing and shall be properly executed by both parties.

7. UNLAWFUL USE (PMGE7.2 S)

OPERATOR agrees no improvements shall be erected, placed upon, operated, nor maintained within the Premises, nor any business conducted or carried on therein or therefrom, in violation of the terms of this Operating Agreement, or of any regulation, order of law, statute, bylaw, or ordinance of a governmental agency having jurisdiction.

8. NONDISCRIMINATION (PMGE8.2 S)

OPERATOR agrees not to discriminate against any person or class of persons by reason of sex, age, race, color, creed, physical handicap, or national origin in employment practices and in the activities conducted pursuant to this Operating Agreement. OPERATOR shall make its accommodations and services available to the public on fair and reasonable terms.

9. INSPECTION (PMGE9.2 S)

COUNTY or its authorized representative shall have the right at all reasonable times to inspect the Premises to determine if the provisions of this Operating Acreement are being complied with.

10. HOLD HARMLESS (PMGE10.2 S)

OPERATOR hereby waives all claims and recourse against COUNTY including the right of contribution for loss or damage of persons or property arising from, growing out of or in any way connected with or related to this agreement except claims arising from the concurrent active or sole negligence of COUNTY, its officers, agents, and employees. OPERATOR hereby agrees to indemnify, hold harmless, and defend COUNTY, its officers, agents, and employees against any and all claims, loss, demands, damages, cost, expenses or liability costs arising out of the operation or maintenance of the property described herein, and/or OPERATOR's exercise of the rights under this Operating Agreement, except for liability arising out of the concurrent active or sole negligence of COUNTY, its officers, agents, or employees, including the cost of defense of any lawsuit arising therefrom. In the event COUNTY is named as co-defendant, OPERATOR shall notify COUNTY of such fact and shall represent COUNTY in such legal action unless COUNTY undertakes to represent itself as co-defendant in such legal action, in which event OPERATOR shall pay to COUNTY its litigation costs, expenses and attomey's fees. In the event judgment is entered against COUNTY and OPERATOR because of the concurrent active negligence of COUNTY and OPERATOR, their officers, agents, or employees, an apportionment of liability to pay such judgment shall be made by a court of competent jurisdiction. Neither party shall request a jury apportionment.

11. TAXES AND ASSESSMENTS (PMGE11.2 S)

This Operating Agreement may create a possessory interest which is subject to the payment of taxes levied on such interest. It is understood and agreed that all taxes and assessments (including but not limited to said possessory interest tax) which become due and payable upon the Premises or upon fixtures, equipment, or other property installed or constructed thereon, shall be the full responsibility of OPERATOR, and OPERATOR shall cause said taxes and assessments to be paid promptly.

12. SUCCESSORS IN INTEREST (PMGE12.2 S)

Unless otherwise provided in this Operating Agreement, the terms, covenants, and conditions contained herein shall apply to and bind the heirs, successors, executors, administrators, and assigns of all the parties hereto, all of whom shall be jointly and severally liable hereunder.

13. CIRCUMSTANCES WHICH EXCUSE PERFORMANCE (PMGE13.2 S)

If COUNTY or TENANT shall be delayed or prevented from the performance of any act required hereunder by reason of Acts of God, restrictive governmental laws or regulations, or other cause without fault and beyond the control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

14. PARTIAL INVALIDITY (PMGE14.2 S)

If any term, covenant, condition, or provision of this Operating, Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated thereby.

15. WAIVER OF RIGHTS (PMGE15.2 S)

The failure of COUNTY or OPERATOR to insist upon strict performance of any of the terms, covenants, or conditions of this Operating Agreement shall not be deemed a waiver of any right or remedy that COUNTY or OPERATOR may have, and shall not be deemed a waiver of the right to require strict performance of all the terms, covenants, and conditions of the Operating Agreement thereafter, nor a waiver of any remedy for the subsequent breach or default of any term, covenant, or condition of the Operating Agreement. Any waiver, in order to be effective, must be signed by the party whose right or remedy is being waived.

16. DEFAULT IN TERMS OF THE OPERATING AGREEMENT BY OPERATOR (PMGE16.2 S)

The occurrence of any one or more of the following events shall constitute a default hereunder by OPERATOR:

         (a) The abandonment or vacation of the Premises by OPERATOR.

         (b) The failure by OPERATOR to make any payment of rent or any other sum payable hereunder by OPERATOR, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from COUNTY to OPERATOR; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 et seq.

         (c) The failure or inability by OPERATOR to observe or perform any of the provisions of this Operating Agreement to be observed or performed by OPERATOR, other than specified in (a) or (b) above, where such failure shall continue for a period of ten (10) days after written notice thereof from COUNTY to OPERATOR; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 et seq.; provided, further, that if the nature of such failure is such that it can be cured by OPERATOR but that more than ten (10) days are reasonably required for its cure (for any reason other than financial inability), then OPERATOR shall not be deemed to be in default if OPERATOR shall commence such cure within said ten (10) days, and thereafter diligently prosecutes such cure to completion.

         (d) (i) The making by OPERATOR of any general assignment for the benefit of creditors; (ii) a case is commenced by or against OPERATOR under Chapters 7, 11 or 13 of the Bankruptcy Code, Title 11 of the United States Code as now in force or hereafter amended and if so commenced against OPERATOR, the same is not dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of OPERATOR's assets located at the Premises or of OPERATOR's interest in this Operating Agreement where such seizure is not discharged within thirty (30) days; or (iv) OPERATOR's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts. In the event of any such default, neither this Operating Agreement nor any interests of OPERATOR in and to the Premises shall become an asset in any of such proceedings and, in any such event and in addition to any and all rights or remedies of the COUNTY hereunder or by law; provided, it shall be lawful for the COUNTY to declare the term hereof ended and to re-enter the Premises and take possession thereof and remove all persons therefrom, and OPERATOR and its creditors (other than COUNTY) shall have no further claim thereon or hereunder.

         In the event of any default by OPERATOR, then, in addition to any other remedies available to COUNTY at law or in equity, COUNTY may exercise the following remedies:

         (A) COUNTY may terminate this Operating Agreement and all rights of OPERATOR hereunder by giving written notice of such termination to OPERATOR. In the event that COUNTY shall so elect to terminate this Operating Agreement, then COUNTY may recover from OPERATOR:

                  (i) The worth at the time of award of the unpaid rent and other charges, which had been earned as of the date of the termination hereof;

                  (ii) The worth at the time of award of the amount by which the unpaid rent and other charges which would have been earned after the date of the termination hereof until the time of award exceeds the amount of such rental loss that OPERATOR proves could have been reasonably avoided;

                  (iii) The worth at the time of award of the amount by which the unpaid rent and other charges for the balance of the term hereof after the time of award exceeds the amount of such rental loss that OPERATOR proves could be reasonably avoided;

                  (iv) Any other amount necessary to compensate COUNTY for all the detriment proximately caused by OPERATOR's failure to perform its obligations under this Operating Agreement or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary repair, renovation and alteration of the Premises, reasonable attorneys' fees, expert witness costs, and any other reasonable costs; and

                  (v) Any other amount which COUNTY may by law hereafter be permitted to recover from OPERATOR to compensate COUNTY for the detriment caused by OPERATOR's default.

                  The term "rent" as used herein shall be deemed to be and to mean the annual rent and all other sums required to be paid by OPERATOR pursuant to the terms of this Operating Agreement. All such sums, other than the annual rent, shall be computed on the basis of the average monthly amount thereof accruing during the 24-month period immediately prior to default, except that if it becomes necessary to compute such rental before such 24-month period has occurred, then such sums shall be computed on the basis of the average monthly amount during such shorter period. As used in subparagrapbs (i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the maximum rate permitted by law. As used in subparagraph (iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%), but not in excess of ten percent (10%) per annum.

         (B) Continue this Operating Agreement in effect without terminating OPERATOR's right to possession even though OPERATOR has breached this Operating Agreement and abandoned the Premises and to enforce all of COUNTY's rights and remedies under this Operating Agreement, at law or in equity, including the right to recover the rent as it becomes due under this Operating Agreement; provided, however, that COUNTY may at any time thereafter elect to terminate this Operating Agreement for such previous breach by notifying OPERATOR in writing that OPERATOR's right to possession of the Premises has been terminated.

         (C) Nothing in this Section shall be deemed to affect OPERATOR's indemnity of COUNTY liability or liabilities based upon occurrences prior to the termination of this Operating Agreement for personal injuries or property damage under the indemnification clause or clauses contained in this Operating Agreement.

No delay or omission of COUNTY to exercise any right or remedy shall be construed as a waiver of such right or remedy or any default by OPERATOR hereunder. The acceptance of COUNTY of rent or any other sums hereunder shall not be (i) a waiver of any preceding breach or default by OPERATOR of any provision thereof, other than the failure of OPERATOR to pay the particular rent or sum accepted, regardless of COUNTY's knowledge of such preceding breach or default at the time of acceptance of such rent or sum, or (ii) waiver of COUNTY's right to exercise any remedy available to COUNTY by virtue of such breach or default. No act or thing done by COUNTY or COUNTY's agents during the term of this Operating Agreement shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by COUNTY.

Any installment or rent due under this Operating Agreement or any other sums not paid to COUNTY when due (other than interest) shall bear interest at the maximum rate allowed by law from the date such payment is due until paid, provided, however, that the payment of such interest shall not excuse or cure the default.

All covenants and agreements to be performed by OPERATOR under any of the terms of this Operating Agreement shall be performed by OPERATOR at OPERATOR's sole cost and expenses and without any abatement of rent. If OPERATOR shall fail to pay any sum of money, other than rent required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, or to provide any insurance or evidence of insurance to be provided by OPERATOR, then in addition to any other remedies provided herein, COUNTY may, but shall not be obligated to do so, and without waiving or releasing OPERATOR from any obligations of OPERATOR, make any such payment or perform any such act on OPERATOR's part to be made or performed as provided in this Operating Agreement or to provide such insurance. Any payment or performance of any act or the provision of any such insurance by COUNTY on OPERATOR's behalf shall not give rise to any responsibility of COUNTY to continue making the same or similar payments or performing the same or similar acts. All costs, expenses, and other sums incurred or paid bv COUNTY in connection therewith, together with interest at the maximum rate permitted by law from the date incurred or paid by COUNTY shall be deemed to be additional rent hereunder and shall be paid by OPERATOR with and at the same time as the next monthly installment of rent hereunder, and any default therein shall constitute a breach of the covenants and conditions of this Operating Agreement.

17. RESERVATIONS TO COUNTY (PMGE1 8.2 S)

The Premises are accepted as is and where is by OPERATOR subject to any and all existing easements and Encumbrances. COUNTY reserves the right to install, lay, construct, maintain, repair, and operate such sanitary sewers, drains, storm water sewers, pipelines, manholes, and connections; water, oil, and gas pipelines; telephone and telegraph power lines; and the appliances and appurtenances necessary or convenient in connection therewith, in, over, upon, through, across, and along the Premises or any part thereof, and to enter the Premises for any and all such purposes. COUNTY also reserves the right to grant franchises, easements, rights of way, and permits in, over, upon, through, across, and along any and all portions of the Premises.

COUNTY reserves the right for:

         1) Access, pass, and repass for the purpose of managing the balance of the wilderness areas of Featherly Regional Park;

         2) Use of office space and one desk for the Park Ranger in the administration building;

         3) The use of the maintenance yard for COUNTY vehicle and equipment storage;

         4) To inspect and maintain the interpretive exhibits, including the permanently installed "SAVI Headworks" exhibits; and

         5)  To  schedule  and  conduct  nature  walks,  campfires,   and  other
         interpretive programs and the use of the amphitheater in the main section of the park.

No right reserved by COUNTY in this clause shall be so exercised as to interfere unreasonably with OPERATOR's operations hereunder or to impair the security of any secured creditor of OPERATOR.

COUNTY agrees that rights granted to third parties by reason of this clause shall contain provisions that the surface of the land shall be restored as nearly as practicable to its original condition upon the completion of any construction. COUNTY further agrees that should the exercise of these rights temporarily interfere with the use of any or all of the Premises by OPERATOR, the rental shall be reduced in proportion to the interference with OPERATOR's use of the Premises.

18. HOLDING OVER (PMGE19.2 S)

In the event OPERATOR shall continue in possession of the Premises after the term of this Operating Agreement, such possession shall not be considered a renewal of this Operating Agreement but a tenancy from month to month and shall be governed by the conditions and covenants contained in this Operating Agreement.

19. CONDITION OF PREMISES UPON TERMINATION (PMGE20.2 S)

Except as otherwise agreed to herein, upon temiination of this Operating Agreement, OPERATOR shall re-deliver possession of said Premises to COUNTY in substantially the same condition that existed immediately prior to OPERATOR's entry thereon, reasonable wear and tear, flood, earthquakes, war, and any act of war, excepted. References to the "Termination of the Operating Agreement" in this Operating Agreement shall include termination by reason of the expiration of the Operating Agreement term.

20. DISPOSITION OF ABANDONED PERSONAL PROPERTY (PMGE21.2 S)

If OPERATOR abandons or quits the Premises or is dispossessed thereof by process of law or otherwise, title to any personal property belonging to and left on the Premises fifteen (15) days after such event shall, at COUNTY's option, be deemed to have been transferred to COUNTY. COUNTY shall have the right to remove and to dispose of such property without liability therefor to OPERATOR or to any person claiming under OPERATOR, and shall have no need to account therefor.

21. QUITCLAIM OF OPERATOR'S INTEREST UPON TERMINATION (PMGE22.2 S)

Upon termination of this Operating Agreement for any reason, including but not limited to termination because of default by OPERATOR, OPERATOR shall execute, acknowledge, and deliver to COUNTY, within thirty (30) days after receipt of written demand therefor, a good and sufficient deed whereby all right, title, and interest of OPERATOR in the Premises is quitclaimed to COUNTY. Should OPERATOR fail or refuse to deliver the required deed to COUNTY, COUNTY may prepare and record a notice reciting the failure of OPERATOR to execute, acknowledge, and deliver such deed and said notice shall be conclusive evidence of the termination of this Operating

Agreement and of all rights of OPERATOR or those claiming under OPERATOR in and to the Premises.

22. COUNTY'S RIGHT TO RE-ENTER (PMGE23.2 S)

OPERATOR agrees to yield and peaceably deliver possession of the Premises to COUNTY on the date of termination of this Operating Agreement, whatsoever the reason for such termination.

Upon giving written notice of termination to OPERATOR, COUNTY shall have the right to re-enter and take possession of the Premises on the date such termination becomes effective without further notice of any kind and without institution of summary or regular legal proceedings. Termination of the Operating Agreement and re-entry of the Premises by COUNTY shall in no way alter or diminish any obligation of OPERATOR under the lease terms and shall not constitute an acceptance or surrender.

OPERATOR waives any and all right of redemption under any existing or future law or statute in the event of eviction from or dispossession of the Premises for any lawful reason or in the event COUNTY re-enters and takes possession of the Premises in a lawful manner.

23. AUTHORITY OF OPERATOR (PMGE 24.2 S)

If OPERATOR is a corporation, each individual executing this Operating Agreement on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Operating Agreement on behalf of said corporation, in accordance with the by-laws of said corporation, and that this Operating Agreement is binding upon said corporation.

24. PUBLIC RECORDS (PMGE25.2 S)

Any and all written information submitted to and/or obtained by COUNTY from OPERATOR or any other person or entity having to do with or related to this Operating Agreement and/or the Premises, either pursuant to this Operating
Agreement or otherwise, at the option of COUNTY, may be treated as a public record open to inspection by the public pursuant to the California Records Act (Government Code Section 6250, Et Seq.) as now in force or hereafter amended, or any Act in substitution thereof, or otherwise made available to the public and OPERATOR hereby waives, for itself, its agents, employees, subtenants, and any person claiming by, through or under OPERATOR, any right or claim that any such information is not a public record or that the same is a trade secret or confidential information and hereby agrees to indemnify and hold COUNTY harmless from any and all claims, demands, liabilities, and/or obligations arising out of or resulting from a claim by OPERATOR or any third party that such information is a trade secret, or confidential, or not subject to inspection by the public, including without limitation reasonable attorneys' fees and costs.

25. RELATIONSHIP OF PARTIES (PMGE26.2 S)

The relationship of the parties hereto is that of COUNTY and OPERATOR, and it is expressly understood and agreed that COUNTY does not in any way or for any purpose become a partner of OPERATOR in the conduct of OPERATOR's business or otherwise, or a joint venturer with OPERATOR, and the provisions of this Operating Agreement and the agreements relating to rent payable hereunder are included solely for the purpose of providing a method by which rental payments are to be measured and ascertained.

6/15/93


                LEGAL DESCRIPTION OF FEATHERLY PARK LEASE AREA 1



THOSE PORTIONS OF "PARCEL 101.03", "PARCEL 102.01" AND "PARCELS 103 AND 103.1" AS DESCRIBED IN THE DEED TO ORANGE COUNTY HARBORS, BEACHES AND PARKS DISTRICT, RECORDED IN BOOK 14196, PAGES 96 THROUGH 98 INCLUSIVE AND RERECORDED IN BOOK 14249, PAGES 1278 THROUGH 1280 INCLUSIVE, TOGETHER WITH THE PARCEL RELINQUISHED BY THE STATE OF CALIFORNIA TO THE COUNTY OF ORANGE BY DOCUMENT RECORDED IN BOOK 14011, PAGE 745 INCLUSIVE, ALL OF OFFICIAL RECORDS OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA, SHOWN AS LEASE AREA 1 ON RECORD OF SURVEY 89-1169, FILED IN BOOK 141, PAGES 30 THROUGH 36 INCLUSIVE, IN THE OFFICE OF THE ORANGE COUNTY RECORDER.

CONTAINING 62.970 ACRES




                  LEGAL DESCRIPTION OF FEATHERLY PARK LEASE AREA 2


THAT PORTION OF "PARCEL 101.03" AS DESCRIBED IN THE DEED TO ORANGE COUNTY HARBORS, BEACHES AND PARKS DISTRICT, RECORDED IN BOOK 14196, PAGES 96 THROUGH 98 INCLUSIVE AND RERECORDED IN BOOK 14249, PAGES 1278 THROUGH 1280 INCLUSIVE, ALL OF OFFICIAL RECORDS OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA, SHOWN AS LEASE AREA 2 ON RECORD OF SURVEY 89-1169, FILED IN BOOK 141, PAGES 30 THROUGH 36 INCLUSIVE, IN THE OFFICE OF THE ORANGE COUNTY RECORDER.

CONTAINING 1,549 ACRES




APPROVED;

- - --------------------------
HAROLD I. COTT
Riglit of Way Engineer

                                   EXHIBIT A

                                   PLACEHOLDER

                                    EXHIBIT B

                                   PARCEL MAP

                             FEATHERLY REGIONAL PARK
                              RV PARK & CAMPGROUND
                        IMPROVEMENTS PROVIDED BY COUNTY


Facilities                                             Number/Size

Family RV Campsites (without                                 119
hook-ups)
Youth Group Campsites                                         21
Adult Group Campsites                                          3
Parking Spaces                                               176
Roads (paved linear feet)                                 13,200
Lights (street and safety)                                    56

Rest Rooms
1.  Buildings/square feet                                 8/5040
2.  Rest Room toilets/urinals                              59/NA
3.  Shower buildincs/stalls                                 4/22

Entry/Control Points                                       1/100   (sq. ft)
Visitor Center                                             1/200   (sq. ft)
Administration Offices                                    1/1500   (sq. ft)

Maintenance Area
   Yard                                                   87,120   (sq. ft)
   Interior Storage/Office                                   500   (sq. ft)
   Interior Work Area                                        860   (sq. ft)
Concession Building                                        1,500   (sq. ft)


All information is deemed reliable but is not guaranteed.



                                    EXHIBIT C

 PR09B- 16
 Featherly Regional Park








                                   0 P T I 0 N
                                    PHASE 11

THIS OPTION AGREEMENT is made June 16, 1993, by and between COUNTY OF ORANGE, hereinafter referred to as "COUNTY," and Canyon Recreational Vehicle Park, a California general partnership, hereinafter referred to as "OPTIONEE."


                                  R E C I T A L S


OPTIONEE has been granted an Option Phase I for an Operating Agreement for the operation of the County's RV Park and Campground at Featherly Regional Park.

OPTIONEE proposes to redevelop and expand the RV Park and Campground at Featherly Regional Park in two additional phases, Phase IIA and Phase IIB. In order to facilitate this phased redevelopment and expansion and provide increased public service, COUNTY and OPTIONEE agree to replace the Operating Agreement and enter into a lease for Phase IIA (hereinafter referred to as "Lease") attached hereto as ATTACHMENT I and made a part hereof, for the purposes and uses provided in the Lease.

OPTIONEE and COUNTY also desire a means to amend said Lease to extend the term of the Lease based on the redevelopment and expansion scheduled for Phase IIB.

COUNTY is willing to amend the Lease to extend the term of the Lease by means of a lease amendment (hereinafter referred to as" Phase IIB Lease Amendment") and attached hereto as ATTACHMENT 11 and made a part hereof, to extend the term of the Lease in accordance with the terms of the Phase IIB Lease Amendment.

NOW, THEREFORE, in consideration of the above, the parties hereto mutually agree to the following terms and conditions:

1. DEFINITIONS (PM02.1 S)

"COUNTY" means the County of Orange. Actions to be taken by the COUNTY under this Option Agreement shall be taken by the Board of Supervisors of the political body which executed this Agreement or its representatives specifically authorized to take such action under this Option Agreement.

"Director, EMA/Harbor, Beaches and Parks" means the Director of Harbors, Beaches and Parks, Environmental Management Agency of the County of Orange, or upon written notice to OPTIONEE, Director's designee.

"Real Estate Director" means the Director, General Services Agency, Real Estate of the County of Orange, or upon written notice to OPTIONEE, Director's designee.

"Design Review Board" means the Design Review Board to be created by the Director, EMA/Harbors, Beaches and Parks for the purpose of reviewing and approving the development plans proposed by OPTIONEE.

"Phase IIA" means the first phase of a two phase redevelopment and expansion plan for the RV Park and Campground at Featherly Regional Park. Phase IIA improvements shall consist of adding water and electrical hookups to the existing RV sites.

"Phase IIB" means the second phase of a two phase redevelopment and expansion plan for the RV Park and Campground at Featherly Regional Park. Phase IIB shall consist of expanding the number of RV sites and the addition of sewer hook-ups to all RV sites.

2. OPTION (PM03.1 S)

COUNTY grants to OPTIONEE an option to enter into a Lease covering said Premises for the term and in accordance with covenants and conditions set forth in the Lease and an option to extend the term of the Lease in accordance with the covenants and conditions set forth in the Phase IIB Lease Amendment. The purchase price of the option granted herein is included in the purchase price of the option granted for the Option Phase I.

3. TERM (PM05.1 S)

The term of this option shall be the five (5) years and shall commence upon the date first written above.

4. CONDITIONS (PM07.1 S)

         A. Phase IIA. The option to enter into the Lease may not be exercised until the following terms and conditions have been met:

         1. Schematic Plans and Environmental Requirements- Phase IIA
            ---------------------------------------------------------

         Prior to the beginning of the third year of this Option, OPTIONEE shall submit to the Design Review Board "schematic plans" for development and use of said Premises, in accordance with requirements of the Lease. Schematic plans shall be prepared by an architect licensed in the State of California and shall include:

                  (a) A site layout of the Premises showing uses, buildings, landscape development, drainage, and other features;

                  (b) Schematic floor plans of all structures, simple elevations of buildings, architectural theme;

                  (c) A general description of improvements and methods of operation;

                  (d) A general outline of specifications indicating materials and methods of construction and an estimate of the total cost of improvements planned.

         A draft Initial Study, to be prepared at OPTIONEE's expense, will be submitted by the OPTIONEE to the Design Review Board concurrently with or prior to the submission of the schematic plans in order for the County of Orange to determine whether a Negative Declaration or an Environmental Impact Report will be necessary for the proposed project. This decision will be made in accordance with County of Orange procedures.

         If a Negative Declaration is determined to be appropriate, the Design Review Board will approve, rule, reject, or comment as appropriate, regarding the schematic plans submitted within thirty (30) days after the day the Negative Declaration becomes official, or the day the schematic plans were submitted, whichever comes later.

         If an Environmental Impact Report is determined appropriate, OPTIONEE shall obtain a screen check Environmental Impact Report and draft Environmental Impact Report at its own expense and shall process same in accordance with County of Orange procedure, and the Design Review Board will approve, rule, reject, or comment as appropriate regarding the schematic plans within fifteen days of the certification of completion of the final Environmental Impact Report, or the day the schematic plans were submitted, whichever comes later.

         In addition, OPTIONEE shall request a finding from the Planning Agency of the County (or City, if the Premises is located in an incorporated
         City), that the proposed development is in conformance with the General Plan pursuant to Section 65402 of the Government Code.

         2. Preliminaiy Plans - Phase IIA
            -----------------------------

         Within ninety (90) days after the date of Design Review Board approval of schematic plans, OPTIONEE shall submit to the Design Review Board
         "preliminary plans" for development and use of said Premises in accordance with the requirements of the Lease. Preliminary plans shall be prepared by an architect licensed in the State of California and shall consist of:

                  (a) A detailed site plan of the Premises showing all improvements planned for the site. This plan shall show any existing and proposed easements affecting the Premises, ingress and egress to and from the Premises, parking, location of all utilities, drainage plan, and grade elevations of all structures;

                  (b) Floor plans, elevations, and sections of all structures;

                  (c) Finalized landscape development plans prepared by a Licensed Landscape Architect with horticulture palette and irrigation plans;

                  (d) Structural, mechanical and lighting systems;

                  (e) Complete outline specifications to cover all phases of the work;

                  (f) A detailed cost estimate of all improvements;

                  (g) Exterior color scheme;

                  (h) A detailed estimate of the construction schedule; and

                  (i) Colored rendering or model.

         The Design Review Board will approve, rule, reject, or comment on the preliminary plans within thirty (30) days of the day the preliminary plans were submitted.

         3. Construction Contract Documents - Phase IIA
            --------------------------------------------

         Within ninety (90) days after the date of Design Review Board approval of preliminary plans, OPTIONEE shall submit to the Design Review Board "Construction Contract Documents" and architect's cost estimates for development of the Premises. "Construction Contract Documents" shall consist of the following:

                  (a) Complete architectural, landscape, and engineering working drawings;

                  (b) Complete specifications;

                  (c) Construction contract form; and

                  (d) Construction schedule.

         The Design Review Board will approve, rule, reject, or comment on the construction contract documents within thirty (30) days of the day the construction contract documents were submitted.

         4. At the same time construction contract documents are submitted in accordance with "3" above, OPTIONEE will submit construction contract documents to EMA/Regulation for plan check and pay such fees as required.

         5. Within forty-five (45) days after review of construction contract documents as called for in "3" and "4" above, OPTIONEE shall have completed all corrections and adjustments in construction contract documents as required by the Design Review Board, EMA/Regulation, and other concerned agencies, and shall have obtained Design Review Board approval and appropriate permits for construction.

         6. OPTIONEE has submitted the following to the Real Estate Director:

                  (a) Satisfactory evidence of OPTIONEE's ability to finance the cost of the development planned for said Premises in accordance with the requirements of the Lease. If OPTIONEE Plans to hypothecate the leasehold as security for a loan, OPTIONEE shall submit all documents proposed in the loan transaction along with a request and processing fees for COUNTY consent to the proposed hypothecation. Such hypothecation documents shall be submitted in accordance with the Clause entitled (ASSIGNING, SUBLETTING, AND ENCUMBERING) of the Lease.

                  (b) The security deposit as required by the Clause entitled (SECURITY DEPOSIT) of the Lease.

                  (c) Assurance of construction completion in accordance with the Clause entitled (TENANT's ASSURANCE OF CONSTRUCTION COMPLETION) of the Lease, or a letter of intent to bond that is sufficient to assure COUNTY that a bond is forthcoming.

                  (d) Evidence of insurance coverage which fully complies with the Clause entitled (INSURANCE) of the Lease.

                  (e) Evidence that the proposed development is in conformance with the General Plan of the County, or if located within a City, that it is in conformance with the General Plan of that City.

                  (f) A properly executed Quitclaim Deed of the Operating Agreement acceptable to the Real Estate Director. The Quitclaim Deed will be recorded upon execution by the County of the Lease.

B. Phase IIB. The option for the Phase IIB Lease Amendment may not be exercised until the following terms and conditions have been met:

         1. Schematic Plans and Environmental Requirements- Phase IIB
            ---------------------------------------------------------

         Prior to the beginning of the fifth year of this Option, OPTIONEE shall submit to the Design Review Board "schematic plans" for development and use of said Premises, in accordance with requirements of the Lease. Schematic plans shall be prepared by an architect licensed in the State of California and shall include:

                  (a) A site layout of the Premises showing uses, buildings, landscape development, drainage, and other features;

                  (b) Schematic floor plans of all structures, simple elevations of buildings, architectural theme;

                  (c) A general description of improvements and methods of operation;

                  (d) A general outline of specifications indicating materials and methods of construction and an estimate of the total cost of improvements planned.

         A draft Initial Study, to be prepared at OPTIONEE's expense, will be submitted by the OPTIONEE to the Design Review Board concurrently with or prior to the submission of the schematic plans in order for the County of Orange to determine whether a Negative Declaration or an Environmental Impact Report will be necessary for the proposed project. This decision will be made in accordance with County of Orange procedures.

         If a Negative Declaration is determined to be appropriate, the Design Review Board will approve, rule, reject, or comment as appropriate, regarding the schematic plans submitted within thirty (30) days after the day the Negative Declaration becomes official, or the day the schematic plans were submitted, whichever comes later.

         If an Environmental Impact Report is determined appropriate, OPTIONEE shall obtain a screen check Environmental Impact Report and draft Environmental Impact Report at its own expense and shall process same in accordance with County of Orange procedure, and the Design Review Board will approve, rule, reject, or comment as appropriate regarding the schematic plans within fifteen days of the certification of completion of the final Environmental Impact Report, or the day the schematic plans were submitted, whichever comes later.

         In addition, OPTIONEE shall request a finding from the Planning Agency of the County (or City, if the Premises is located in an incorporated
         City), that the proposed development is in conformance with the General Plan pursuant to Section 65402 of the Government Code.

         2. Preliminaiy Plans - Phase IIB

         Within ninety (90) days after the date of Design Review Board approval of schematic plans, OPTIONEE shall submit to the Design Review Board
         "preliminary plans" for development and use of said Premises in accordance with the requirements of the Lease. Preliminary plans shall be prepared by an architect licensed in the State of California and shall consist of:

                  (a) A detailed site plan of the Premises showing all improvements planned for the site. This plan shall show any existing and proposed easements affecting the Premises, ingress and egress to and from the Premises, parking, location of all utilities, drainage plan, and grade elevations of all structures;

                  (b) Floor plans, elevations, and sections of all structures;

                  (c) Finalized landscape development plans prepared by a Licensed Landscape Architect with horticulture palette and irrigation plans;

                  (d) Structural, mechanical and lighting systems;

                  (e) Complete outline specifications to cover all phases of the work;

                  (f) A detailed cost estimate of all improvements;

                  (g) Exterior color scheme;

                  (h) A detailed estimate of the construction schedule; and

                  (i) Colored rendering or model.

         The Design Review Board will approve, rule, reject, or comment on the preliminary plans within thirty (30) days of the day the preliminary plans were submitted.

         3. Construction Contract Documents - Phase IIB

         Within ninety (90) days after the date of Design Review Board approval of preliminary plans, OPTIONEE shall submit to the Design Review Board "Construction Contract Documents" and architect's cost estimates for development of the Premises. "Construction Contract Documents" shall consist of the following:

                  (a) Complete architectural, landscape, and engineering working drawings;

                  (b) Complete specifications;

                  (c) Construction contract form; and

                  (d) Construction schedule.

         The Design Review Board will approve, rule, reject, or comment on the construction contract documents within thirty (30) days of the day the construction contract documents were submitted.

         4. At the same time construction contract documents are submitted in accordance with "3" above, OPTIONEE will submit construction contract documents to EMA/Regulation for plan check and pay such fees as required.

         5. Within forty-five (45) days after review of construction contract documents as called for in "3" and "4" above, OPTIONEE shall have completed all corrections and adjustments in construction contract documents as required by the Design Review Board, EMA/Regulation, and other concerned agencies, and shall have obtained Design Review Board approval and appropriate permits for construction.

         6. OPTIONEE has submitted the following to the Real Estate Director:

                  (a) Satisfactory evidence of OPTIONEE's ability to finance the cost of the development planned for said Premises in accordance with the requirements of the Lease. If OPTIONEE Plans to hypothecate the leasehold as security for a loan, OPTIONEE shall submit all documents proposed in the loan transaction along with a request and processing fees for COUNTY consent to the proposed hypothecation. Such hypothecation documents shall be submitted in accordance with the Clause entitled (ASSIGNING, SUBLETTING, AND ENCUMBERING) of the Lease.

                  (b) Assurance of construction completion in accordance with the Clause entitled (TENANT's ASSURANCE OF CONSTRUCTION COMPLETION) of the Lease, or a letter of intent bond that is sufficient to assure COUNTY that a bond is forthcoming.

                  (c) Evidence of insurance coverage which fully complies with the Clause entitled (INSURANCE) of the Lease.

                  (d) Evidence that the proposed development is in conformance with the General Plan of the County, or if located within a City, that it is in conformance with the General Plan of that City.

5. REVIEW BY COUNTY (PM08.1 S)

OPTIONEE hereby acknowledges that one of the purposes of this option is to afford OPTIONEE and COUNTY the opportunity to determine whether or not OPTIONEE is able to meet the various conditions of the Option Agreement and obtain the required approvals as set forth in this Option Agreement. Several of those conditions involve obtaining review and approval from officers, employees or agents of COUNTY. Each of those reviews shall be conducted in an independent manner and nothing contained herein shall be deemed to limit the jurisdiction or authority otherwise possessed by said officers, employees or agents in the conduct of such review.

Nothing contained in this Option Agreement shall be deemed to imply that said approval will be forthcoming, and the failure to issue any such approval or permit by any officer, employee or agent of COUNTY shall not be deemed in any manner a breach of this option, nor shall any such denial give raise to any claim, liability, obligation, or cause of action with respect to this option or the attached Lease.

OPTIBNEE shall obtain any and all permits, licenses, or approvals that may be required in connection with the demolition, construction, maintenance, or operation of the structures and improvements on the Premises including but not limited to, approvals and permits from the following agencies:

         1)       County of Orange
         2)       California Department of Fish and Game
         3)       California Regional Water Quality Control Board
         4)       California Department of Housing and Community
                  Development
         5)       Army Corps of Engineers
         6)       City of Yorba Linda

ID addition State and Federal grant funds that may be impacted by project changes to use may require State and Federal approvals.

COUNTY agrees to consent to any application by OPTIONEE with respect to any permits or approvals related to activities or improvements approved by COUNTY in accordance with the Option Agreement which may be required by any governmental or regulatory agency.

No permit, approval, or consent given by COUNTY or its officers, employees, or agents, acting in its/their governmental capacity, shall affect or limit OPTIONEE's obligations under this Option Agreement or the Lease nor shall any approvals or consents given under this Option Agreement by COUNTY, as a party to this Option Agreement, be deemed approval as to compliance or conformance with applicable governmental codes, laws, rules, and/or regulations.

6. ASSIGNMENT (PM010.1 S)

This Option Agreement shall not be sold, assigned, or otherwise transferred without the prior written consent of COUNTY. Failure to obtain COUNTY's required written consent shall render said sale, assignment, or transfer void.

If OPTIONEE hereunder is a corporation or a unincorporated association or partnership, the sale, transfer, or assignment of any stock or interest in said corporation, association, or partnership in the aggregate exceeding 25 percent shall be deemed an assignment within the meaning of this clause.

7. EXERCISE OF OPTION (PM011.1 S)

At any time during the option term regarding Phase IIA and/or Phase IIB that OPTIONEE shall have performed all conditions as set forth in the Clause entitled (CONDITIONS) of this Option Agreement for the Lease and/or Phase IIB Lease Amendment to the satisfaction of COUNTY, OPTIONEE may exercise each portion (Lease and/or Phase IIB Lease Amendment) of option by giving Real Estate Director written notice of election do so, accompanied by properly executed copies of the Lease and/or Phase IIB Lease Amendment in triplicate.

8. EXECUTION OF LEASE (PM012.1 S)

Upon proper exercise of the option to lease by OPTIONEE, as defined in this Option Agreement, COUNTY shall execute the Lease and/or Phase IIB Lease Amendment within thirty (30) days.

9. LEASE DATE (PM013.1 S)

It is understood and agreed that the date of the Lease and/or Phase IIB Lease Amendment shall be the date of execution of the Lease and/or Phase II Lease Amendment by COUNTY.

10. TERMINATION (PM014.1 S)

Failure of OPTIONEE to meet the terms and conditions of this Option Agreement fully and satisfactorily within the time limits stated shall absolutely and conclusively terminate OPTIONEE's rights hereunder, notwithstanding the fact that COUNTY may choose to negotiate a lease and/or lease amendment with OPTIONEE within a reasonable time after the expiration of this Option Agreement.

In the event of any such termination, within 5 days of COUNTY's request, OPTIONEE shall execute, acknowledge, and deliver to COUNTY for recording, a quitclaim deed or other document reasonably requested to remove any cloud on title created by this Option Agreement.

11. DISCLAIMER OF REPRESENTATIONS OR WARRANTIES (PM015.1 S)

     A. OPTIONEE agrees that COUNTY has made no representations, warranties, or agreements as to any matters concerning the Premises, including, but without being limited to, the land, marketability of title, topography, climate, air, water, water rights, utilities, present or future zoning, soil, subsoil, hazardous substances, waste or materials, the purposes for which the property is suited, drainage, access to public roads, proposed routes of roads or extensions thereof or the availability of governmental permits or approvals of any kind. OPTIONEE represents and warrants to COUNTY that it and its representatives and employees have made or will make their own independent inspection and investigation of such property.

     B. OPTIONEE acknowledges that COUNTY has made no representations or warranties regarding the nature of its interest in the Premises. Regardless of the nature of such interest, OPTIONEE agrees to accept, without warranty, only such right, title, and interest, if any, as COUNTY may have in and to such real property.

12. ENTIRE AGREEMENT (PM017.1 S)

This instrument contains the entire agreement between the parties relating to the option granted by this Option Agreement and all negotiations and agreements between the parties hereto or their agents with respect to this transaction are merged herein. Any oral representations, modifications, or waivers concerning this instrument shall be of no force and effect except in a subsequent instrument made in writing, and signed by both parties. Time is of the essence in the performance of the parties' respective obligations herein contained. Subject to the restrictions against sale, assignment, or other transfer above this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, and assigns.

13. NOTICES (PM018.1 S)

Any notice, tender, or delivery to be given in accordance with this Option Agreement by either party to the other shall be sent through the United States Mails duly registered or certified, return receipt requested, with postage prepaid, or made by personal delivery to the addresses set forth below:

   TO: COUNTY                               TO:      OPTIONEE
       -------                                       --------

       County of Orange                              Vernon St. Clair
       EMA/Harbors, Beaches and Parks                St. Clair Investments, Inc.
       P. O. Box 4048                                435 N. Pacific Coast Hwy.
       Santa Ana, CA 92702-4048                      Suite 110
                                                     Redondo Beach, CA 90277
            and

      County of Orange
      GSA/Real Estate
      P. O. Box 4106
      Santa Ana, CA 92702-4106

Either party hereto may from time to time, by written notice to the other, designate a different address which shall be substituted for the one above specified.

IN WITNESS WHEREOF, the parties have executed this Option the day and year first above written.

                                     OPTIONEE
                                     ---------
APPROVED AS TO FORM:
County Counsel                       CANYON RECREATIONAL VEHICLE PARK, a
                                     California  general partnership


By
  -----------------------------

Dated
      -------------------------

                                     By
                                       -----------------------------------------
                                       St. Clair Investments, Inc.
                                       General Partner
                                       By Vernon St. Clair, President


                                     By
                                       -----------------------------------------
                                       Mobile Modular Development Inc.,
                                       General Partner
RECOMMENDED FOR APPROVAL:              By John De Falco, President
Environmental Management Agency
Harbors, Beaches and Parks


By /s/Robert G. Fisher
  -----------------------------

General Services Agency
Real Estate


By
  -----------------------------
  Real Property Agent
                                     COUNTY
                                     ------
SIGNED AND CERTIFIED THAT A COPY
OF THIS DOCUMENT HAS BEEN            COUNTY OF ORANGE
DELIVERED TO THE CHAIRMAN OF THE
BOARD


                                     By
- - -------------------------------        -----------------------------------------
    Phyllis A. Henderson                 Chairman, Board of Supervisors
Clerk of the Board of Supervisors,
Orange County, California

PR09B- 16
Featherly Regional Park






                                      LEASE
                                    PHASE II


THIS LEASE is made, 19 _ by and between County of Orange, hereinafter referred to as "LESSOR," and Canyon Recreational Vehicle Park, a California general partnership, hereinafter referred to as "TENANT," without regard to number and gender.

1. DEFINITIONS (PMA2.1 S)

The following words in this Lease have the significance attached to them in this clause unless otherwise apparent from context:

"Board of Supervisors" means the Board of Supervisors of the County of Orange, a political subdivision of the State of California.

"Director, EMA/Harbors, Beaches and Parks" means the Director of Harbors, Beaches and Parks, Environmental Management Agency of the County of Orange, or his designee, or upon written notice to TENANT, such other person or entity as shall be designated by the Board of Supervisors.

"Real Estate Director" means the Director, General Services Agency, Real Estate of the County of Orange, or his designee, or upon written notice to TENANT, such other person or entity as shall be designated by the Board of Supervisors.

"Auditor-Controller" means the Auditor-Controller of the County of Orange, or his designee, or upon written notice to TENANT, such other person or entity as shall be designated by Board of Supervisors.

"Phase IIA" means the first phase of a two-phased redevelopment and expansion plan for the RV Park and Campground at Featherly Regional Park. Phase IIA improvements shall consist of adding water and electrical hook-ups to the existing RV sites.

Phase IIB" means the second phase of a two-phased redevelopment and expansion plan for the RV Park and Campground at Featherly Regional Park. Phase IIB shall consist of expanding the number of RV sites and the addition of sewer hook-ups to all RV sites.

                                  ATTACHMENT 1

2. PREMISES (PMA3.1 S)

LESSOR leases to TENANT that certain property hereinafter referred to as "Premises," described in "Exhibit A" and shown on "Exhibit B," which exhibits are attached hereto and by reference made a part hereof.

3. TERMINATION OF PRIOR AGREEMENTS (PMA4.1 S)

It is mutually agreed that this Lease shall terminate and supersede any prior leases or agreements between the parties hereto covering all or any portion of the Premises.

4. LIMITATION OF THE LEASEHOLD (PMA5.1 S)

This Lease and the rights and privileges granted TENANT in and to the Premises are subject to all covenants, conditions, restrictions, and exceptions of record or apparent, including those which are set out in the Record of Survey 89-116 and the LSA Baseline Environmental Assessment dated July 6, 1992, hereinafter incorporated into this Lease by reference, for Featherly Regional Park which outlines the existing environmental conditions on the Premises and the opportunities and constraints of expanding the RV park and campground at Featherly Regional Park.

Nothing contained in this Lease or in any document related hereto shall be construed to imply the conveyance to TENANT of rights in the Premises which exceed those owned by LESSOR, or any representation or warranty, either express or implied, relating to the nature or condition of the Premises or LESSOR's interest therein. TENANT acknowledges that TENANT has conducted a complete and adequate investigation of the Premises and that TENANT has accepted the Premises in its "as is" condition.

5. REQUIRED AND OPTIONAL SERVICES (N)

         A. Required Services and Uses. LESSOR's primary purpose for entering into this Lease is to promote the development and operation of a public recreational vehicle park and campground and other services within the Premises which are compatible with LESSOR's use of the property. In furtherance of that purpose. upon completion of construction as required, TENANT shall during the entire lease term, maintain and operate the following:

                  1)  Recreational Vehicle Park
                  2)  Youth Group Camping (affordable)
                  3)  Tent/Wilderness Camping
                  4)  Pay Telephones
                  5)  Drinking Fountains
                  6)  Public Restrooms
                  7)  Pump-Out Station
                  8)  Riding and Hiking Trails Staging Areas

B. Optional Services and Uses. OPERATOR is oranted the option to provide the following optional services and uses:

                  1)  Merchandise Sales
                  2)  Food and Beverage Concessions
                  3)  Vending Machines
                  4)  Game Machines
                  5)  Newspaper Racks
                  6)  Equipment Rentals
                  7)  Cable TV/Telephone Service
                  8)  Day use/Public Parking

Subject to prior written approval of Director, EMA/Harbors, Beaches and Parks, OPERATOR is granted the option to provide those additional services and uses which are ancillary to and compatible with the required services and uses herein.

C. Restricted Use. The above-listed services and uses, both required and optional, shall be the only services and uses permitted. TENANT agrees not to use the Premises for any other purpose or engage in or permit any other business activity within or from the Premises.

No beer, wine or other intoxicating beverages shall be sold or consumed from public areas on the Premises. Sale of such items shall be limited to the convenience store and areas as designated by the Director, EMA/Harbors, Beaches and Parks. Consumption shall be limited to areas specifically designated in writing by the Director, EMA/Harbors, Beaches and Parks.

TENANT shall use its best efforts to ensure that TENANT's customers and guests comply with this requirement. This shall include, but is not limited to, placement of signs that intoxicating beverages are prohibited in public areas on the Premises. All such signs shall be of a size, format, design and location acceptable to the Director, EMA/Harbors, Beaches and Parks.

TENANT shall be required to observe the principle that the primary purpose of the Premises is to satisfy the recreational vehicle and camping needs of those patrons who wish to utilize the facilities on a short-term basis. Generally, it shall be permissible for TENAINT to allow extended stays when the number of extended stay patrons does not preclude usage for those patrons who wish to stay at the facility during the most heavily used periods (weekends and summertime). The Director, EMA/Harbors, Beaches and Parks, at his discretion, may withdraw or modify this policy regarding extended stays upon thirty (30) days written notice, if in his determination, TENANT is not meeting the purpose of this clause and/or meeting the needs of the public.

NO TOBACCO PRODUCTS SHALL BE SOLD ON THE PREMISES.

6. TERM (PMB2.1 S)

The term of this Lease shall be thirty (30) years, commencing the first day of the first full calendar month following the date of execution of this Lease by LESSOR.

7. RENT (PMC1.2 S)

         A. Minimum Annual Rent. The minimum annual rent for the Premises shall be Twenty-Five Thousand Dollars ($25,000). There shall be no minimum annual rent for the first year of this Lease. Should this waiver apply to more than one accounting year, the applicable minimum annual rent shall be prorated.

         The minimum annual rent shall be adjusted in accordance with the provisions of the Clause entitled REVISION OF RENTS.

         Should this Lease be terminated during an accounting year, the applicable minimum annual rent shall be prorated.

         B.  Percentape  Rent.   Percentage  rent  for  the  Premises  shall  be
         calculated using the following percentages of gross receipts from business operations conducted on or from the Premises:

                                                                 Percentage of
           Service or Use                                       Gross Receipts
           --------------                                       --------------

         (1) Recreational Vehicle Park                               10%
         (2) Youth Group Camping                                     10%
         (3) Tent/Wilderness Camping                                 10%
         (4) Pump-Out Station                                        10%
         (5) Pay Telephones                                           5%

         Percentage rents for approved optional services and uses shall be in accordance with the Clause entitled RENT FOR OPTIONAL SERVICES AND USES.

         Percentage rent shall be subject to revision in accordance with the Clause entitled REVISION OF RENTS.

         C. Gross Receipts. Gross Receipts shall be defined in accordance with the provisions of the Clause entitled DEFINITION OF GROSS RECEIPTS. The term "gross receipt" as it applies to individual optional uses (categories) or uses shall be determined by the Real Estate Director.

         D. Annual Rent. TENANT shall pay to LESSOR for each accounting year either the minimum annual rent or the percentage rent, whichever is greater.

         E. Payment of Rent. Rent payments shall be made in accordance with the provisions of the Clause entitled RENT PAYMENT PROCEDURE.

8. RENT FOR OPTIONAL SERVICES AND USES (PMC2.1 S)

TENANT shall pay to LESSOR each accounting year, subject to the Clause entitled REVISION OF RENTS at the times and in the manner herein provided, an amount of money equal to the following percentages of the gross receipts from operations and business conducted on or from the Premises which are permitted as optional services and uses in the Clause entitled REQUIRED AND OPTIONAL SERVICES AND USES in the body of the Lease. This clause does not authorize or allow any listed service or use. This clause merely establishes a percentage rent for services and uses that may be allowed by LESSOR.

                                                              Percentage of
               Service or Use                                Gross Receipts
               --------------                                --------------

         (1)  Merchandise Sales                                    5%
         (2)  Food and Beverage Concessions                        5%
         (3)  Vending Machines                                     5%
         (4)  Games Machines                                       5%
         (5)  Newspaper Racks                                      5%
         (6)  Equipment Rental                                     5%
         (7)  Cable TV/Telephone Service                           5%
         (8)  Day Use/Public Parking                               5%

Rent for other approved services and uses shall be determined by the Real Estate Director.

9. CHARGE FOR UNAUTHORIZED SERVICES AND USES (PMC3.1 S)

In the event TENANT breaches this Lease by using or permitting the Premises to be used in any manner, other than as expressly permitted under this Lease, TENANT shall pay LESSOR a sum equal to 100 percent of the "gross receipts," as defined in the Clause entitled DEFINITION OF GROSS RECEIPTS for any service or use that is not permitted by this lease, or otherwise authorized in the Clause entitle RENT PAYMENT PROCEDURE and the "charge for late payment" provided in the Clause entitled CHARGE FOR LATE PAYMENT. The existence of the 100% charge in this clause, or the payment or receipt of money under this clause, does not constitute an authorization for a particular service or use and does not constitute a waiver of LESSOR's right to require TENANT to terminate such service or use.

The parties agree that LESSOR's actual damages, in the event of such a breach by TENANT would be extremely difficult or impossible to determine; therefor, an amount equal to the amount 100% of such gross receipts has been agreed upon, after negotiation, as the parties' best estimate of LESSOR's reasonable damages.

10. REVISION OF RENTS (PMC4.5 S)

         A. Revision of Percentage Rents. Effective January 1, 2015 and every ten years thereafter any of the percentage rents specified in the Clause entitled RENT or the Clause entitled RENT FOR OPTIONAL SERVICES AND USES shall be subject to periodic revision as provided herein.

         To revise any one or more of the percentage rents, either party must submit a written demand upon the other party between the duties of April 1 through June 30 of the year immediately preceding the next date for revision. In the event percentage rent revisions are not determined until after the date such revisions are to take effect, the revised percentage rents shall be retroactive to the date such revisions are to take effect.

         The intent and purpose of revision of percentage rents and the instruction to appraisers, and arbitrator, if necessary, shall be to adjust percentage rents to reflect current percentage rents for comparable business activities as of the date the percentage rent is to take effect. Adjustments shall be made by negotiation; but if agreement is not reached within two (2) months after demand thereof, LESSOR and TENANT within sixty (60) days after expiration of the two-month period, shall each employ a qualified real estate appraiser. The term "Qualified Real Estate Appraiser," as used herein, shall mean and refer to a real estate appraiser certified by one of the nationally recognized professional appraisal associations, qualified for and experienced in appraising property similar to the Premises. In the event either party should fail to select a qualified real estate appraiser within said sixty-day period, then the qualified real estate appraiser selected by the one party shall be the sole appraiser responsible for determining the revised percentage rental rates hereunder, and his opinion shall be binding upon the parties hereto. If both parties timely select a qualified real estate appraiser, each appraiser employed by LESSOR and TENANT shall prepare a fully documented written report which shall contain his opinion of the current fair percentage rents for services and uses provided by TENANT. Each appraiser shall, within sixty (60) days from his employment, deliver a copy of his complete report to both LESSOR and TENANT. LESSOR and TENANT shall pay the fee of the appraiser each has employed.

         LESSOR and TENANT shall review both appraisal reports and shall attempt to negotiate an agreement on revision of the rental rates. If agreement cannot be reached within sixty (60) days after receipt of the appraisal reports, the revision of rents shall be determined by arbitration under
         Part 3, Title 9, of the California Code of Civil Procedure. Payment of expenses for arbitration shall be as provided by 1284.2 of said Part 3, Title 9 of said Code.

         B. Revision of Minimum Annual Rent. On the fifth (5th) anniversary of the effective date of this Lease, and every five years thereafter, the minimum annual rent shall be automatically adjusted to the greater of the following:

            (1) Seventy-five percent (75%) of the average (mean) annual rent paid by TENANT to LESSOR for the preceding three (3) years, or

            (2) The base minimum annual rent of $25,000 adjusted in proportion to changes in the Consumer Price Index for Los Angeles--Anaheim--Riverside (All Urban Consumers--All Items)
            promulgated by the Bureau of Labor Statistics of the U. S. Department of Labor. This automatic adjustment shall be calculated by means of the following formula:

                                 A = $25,000 x B
                                               -
                                               C
                  A = Adjusted  Minimum  Annual  Rent
                  B = Monthly  index for the fourth month prior to the month in which each rental rate adjustment  is to become  effective
                  C = Monthly index for the month in  which  the  lease  becomes effective


11. DEFINITION OF GROSS RECEIPTS (PMC5.2 S)

As used in this Clause, the term "TENANT" shall include TENANT, TENANT's agents, sublessee concessionaires, or licensees, or any person acting under contract with TENANT. The term "cross receipts" upon which percentage rents for the services and uses listed in the Clause entitled REQUIRED AND OPTIONAL, SERVICES AND USES) are to be based shall include:

         A. The sale price of all goods, wares, merchandise, and products sold on or from the Premises by TENANT, whether for cash or credit and whether payment is actually made or not, whether delivery of the items sold is made from the Premises and whether title to such items is transferred;

         B. The charges made by TENANT for the sale or rendition on or from the Premises of services of any nature or kind whatsoever, whether for cash or credit, whether payment is actually made or not and whether the services are actually performed or not;

         C. All admission, entry, rental, and other fees of any nature or kind charged by TENANT (including but not limited to deposits accepted by TENANT);

         D. All sums deposited in any coin-operated vending machine or other device maintained on the Premises, regardless of the ownership of the machine or device except pay telephones, or whether such sums are removed and counted by TENANT or others and regardless of what percentage thereof TENANT is entitled to receive; except pay telephones and newspaper racks as follows:

            (1) Pay telephones gross receipts shall be determined as follows:

               a. If telephones are owned by OPERATOR, cross receipts shall be the gross amount deposited or charged for use of the telephones.

               b. If telephones are owned and operated by a third party, gross receipts shall be the commission or payment received by OPERATOR.

            (2) For newspaper racks gross receipts shall be the commission or payment received by OPERATOR from racks owned and operated by a third party.

The term "gross receipts" also includes the fair rental value of facilities used by TENANT or its employees for purposes other than the business purposes for which the Premises are leased and the value of all consideration, including consideration other than cash, received by TENANT or its employees in exchange for the items sold or services rendered.

Under the Clause entitled REQUIRED AND OPTIONAL SERVICES AND USES, TENANT has been granted the option to provide certain additional services and uses subject to further approval. The term "gross receipts" as it applies to these business operations shall be determined by the Real Estate Director at the time approval is granted.

Gross receipts shall exclude all sales and excise taxes payable by TENANT to federal, state, county, or municipal governments as a direct result of operations under this Lease. Refunds for goods returned and deposits shall be deducted from current gross receipts upon return. Bad debt losses shall not be deducted from gross receipts.

12. RENT PAYMENT PROCEDURE (PMC6.1 S)

         A. Payment of Rent. On or before the twentieth day of each month, TENANT shall deliver to Auditor-Controller a correct statement of all applicable gross receipts for that portion of the accounting year which ends with and includes the last day of the preceding calendar month. The statement shall be signed by TENANT or TENANT's responsible agent under penalty of perjury, and shall be in the form prescribed by Auditor-Controller. Each statement shall indicate:

                  (1) One-twelfth of the annual minimum rent payment;

                  (2) The total gross receipts for said portion of the accounting year, itemized as to each of the business categories for which a separate percentage rental is established. A breakdown of the gross receipts of each business conducted on the Premises must be attached to each statement where a reported business category is comprised of more than one business operation;

                  (3) The related itemized amounts of percentage rent computed as herein provided and the total thereof;

                  (4)  The  total  rent   previously  paid  by  TENANT  for  the
                  accounting year within which the preceding month falls; and

                  (5) The rent due for the preceding month.

         Concurrently with the rendering of each monthly statement, TENANT shall pay to LESSOR the greater of the following two amounts:

            (a) The total percentage rent computed for that portion of the accounting year ending with and including the last day of the preceding month [Item (3), above] less total rents previously paid for the accounting year [Item (4), above], or

            (b) One-twelfth of the annual minimum rent, multiplied by the number of months from the beginning of the accounting year to and including the preceding month, less total rents previously paid for the accounting year [Item (4), above].

         B. Place of Payment and Filing. Rental payments shall be delivered to, and statements required by this Clause and the Clause entitled RECORDS AND ACCOUNTS shall be filed with the County of Orange, Office of the Auditor-Controller, P. O. Box 567 (630 North Broadway), Santa Ana, California 92702. The designated place of payment and filing may be changed at any time by LESSOR upon ten days written notice to TENANT. Rent payments may be made by check made payable to the County of Orange. TENANT assumes all risk of loss if payments are made by mail.

         C. All rent shall be paid in lawful money of the United States of America, without offset or deduction or prior notice or demand. No payment by TENANT or receipt by LESSOR of a lesser amount than the rent due shall be deemed to be other than on account of the rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and LESSOR shall accept such check or payment without prejudice to LESSOR's right to recover the balance of said rent or pursue any other remedy in this Lease.

13. CHARGE FOR LATE PAYMENT (PMC7.1 S)

TENANT hereby acknowledges that the late payment of rent or any other sums due hereunder will cause LESSOR to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include but are not limited to costs such as administrative processing of delinquent notices, increased accounting costs, etc.

Accordingly, if any payment of rent as specified in the Clause entitled RENT or of any other sum due LESSOR is not received by LESSOR by the due date, a late charge of one and one-half percent (1.5%) of the payment due and unpaid plus $100 shall be added to the payment, and the total sum shall become immediately due and payable to LESSOR. An additional charge of one and one-half percent (1.5%) of said payment excluding late charges, shall be added for each additional month that said payment remains unpaid.

TENANT and LESSOR hereby agree that such late charges represent a fair and reasonable estimate of the costs that LESSOR will incur by reason of TENANT's late payment. Acceptance of such late charges (and/or any portion of the overdue payment) by LESSOR shall in no event constitute a waiver of TENANT's default with respect to such overdue payment, or prevent LESSOR from exercising any of the other rights and remedies granted hereunder.

14. RECORDS AND ACCOUNTS (PMC8.1 S)

         A. Records. TENANT shall, at all times during the term of this Lease, keep or cause to be kept true and complete books, records, and accounts of all financial transactions in the operation of all business activities, of whatever nature, conducted in pursuance of the rights granted herein. The records must be supported by source documents such as sales slips, cash register tapes, purchase invoices, or other pertinent documents.


         Except as otherwise provided herein, all retail sales and charges shall be recorded by means of cash registers or other comparable devices which display to the customer the amount of the transaction and automatically issue a receipt. The registers shall be equipped with devices which lock in sales totals and other transaction records, or with counters which are not resettable and which record transaction numbers and sales details. Totals registered shall be read and recorded by TENANT at the beginning and end of each business day.

         In the event of admission charges or rentals, TENANT shall issue serially numbered tickets for each such admission or rental and shall keep an adequate record of said tickets, both issued and unissued.

         All retail sales and charges may be recorded by a system other than cash registers or other comparable devices provided said system is approved by Auditor-Controller.

         B. The Accounting Year. The accounting year shall be twelve full calendar months. The accounting year may be established by TENANT, provided TENANT notifies Auditor-Controller in writing of the accounting year to be used. Said accounting year shall be deemed to be approved by Auditor-Controller unless Auditor-Controller has objected to TENANT's selection in writing within sixty days of TENANT's written notification.

         In the event TENANT fails to establish an accounting year of its choice, regardless of the cause, the accounting year shall be synonymous with the twelve-month period contained in the first one-year term of the Lease.

         Any portion of a year that is not reconciled, should the accounting year and the anniversary year of the lease commencement not be the same, shall be accounted for as if it were a complete accounting year.

         Once an accounting year is established, it shall be continued through the term of the lease unless Auditor-Controller specifically approves in writing a different accounting year.

         Auditor-Controller shall only approve a change in accounting years in the event of undue hardship being placed on either the TENANT or LESSOR, and not because of mere convenience or inconvenience.

C. Financial Statements. Within ninety (90) days after the end of each accounting year. TENANT shall at his own expense submit to Auditor-Controller a balance sheet and income statement prepared by a Certified Public Accountant who is a member of AICPA and the California Society of CPAS, reflecting business transacted on or from the Premises during the preceding accounting year. The Certified Public Accountant must attest that the balance sheet and income statement submitted are an accurate representation of TENANT's records as reported to the United States of America for income tax purposes. At the same time, TENANT shall submit to Auditor-Controller a statement certified as to accuracy by a Public Accountant who is a member of AICPA and the California Society of CPAS, wherein the total gross receipts for the accounting year are classified according to the categories of business established for percentage rent and listed in the Clause entitled RENT and the Clause entitled RENT FOR OPTIONAL SERVICES AND USES and for any other business conducted on or from the Premises. TENANT shall provide LESSOR with copies of any Certified Public Accountant's (CPA) management letters prepared in conjunction with their audits of TENANT's operations from the Premises. Copies of management letters shall be provided directly to LESSOR by the CPA at the same time TENANT's copy is provided to TENANT.

TENANT acknowledges its understanding that any and all of the Financial Statement submitted to the LESSOR pursuant to this Lease become Public Records and are subject to public inspection pursuant to section 6250 et. seq, of the California Government Code.

All TENANT's books of account and records and supporting source documents related to this Lease or to business operations conducted within or from the Premises shall be kept and made available at one location within the limits of the County of Orange. LESSOR shall, through its duly authorized agents or representatives, have the right to examine and audit said books of account and records and supporting source documents at any and all reasonable times for the purpose of determining the accuracy thereof, and of the monthly statements of sales made and monies received.

Auditor-Controller, upon request of TENANT and at said Auditor-Controller's sole discretion, may authorize the above-referenced books and records and supporting source documents to be kept in a single location outside the limits of Orange County provided TENANT shall agree to pay all expenses including but not limited to transportation, food, and lodging necessary for Auditor- Controller to send a representative to audit said books and records. Said right shall not be exercised by Auditor-Controller more than once each accounting year.

The full cost of said audit, as determined by Auditor-Controller, shall be borne by TENANT if either or both of the following conditions exist:

         (1) The audit reveals an underpayment of more than two percent (2%) between the rent due as reported and paid by TENANT in accordance with this Lease and the rent due as determined by said audit;

         (2) TENANT has failed to maintain true and complete books, records, accounts and supporting source documents in accordance with Section A "Records" above. The adequacy of records shall be determined at the sole discretion of Auditor-Controller.

Otherwise,   LESSOR   shall  bear  the  cost  of  said  audit,   excluding   the
aforementioned expenses related to audit of documents kept outside the limits of Orange County.

Upon the request of Auditor-Controller, TENANT shall promptly provide, at TENANT's expense, necessary data to enable LESSOR to fully comply with any and every requirement of the State of California or the United States of America for information or reports relating to this Lease and to TENANT's use of the Premises. Such data shall include, if required, a detailed breakdown of TENANT's receipts and expenses.

In addition to any other remedies available to LESSOR at law or in equity or under this Lease, in the event the TENANT fails to maintain and keep books, records, and accounts from the Premises and/or source documents relating thereto, or to make the same available to LESSOR for examination and audit, or to record sales and/or to maintain registers to record sales, or to provide financial statements and other information to LESSOR regarding, aross sales as required by this Lease, LESSOR, at LESSOR's option, may:

         (I) Perform such examinations, audits, and/or investigations itself or through agents or employees as LESSOR and/or its auditors may deem appropriate to confirm the amount of percentage rents payable by TENANT under this Lease and any and all costs and/or expenses incurred by LESSOR in connection therewith shall be promptly reimbursed to LESSOR by TENANT upon demand.

         (II) Provide accounting services and/or a system for recording retail sales, and charges, including without limitation, cash registers, for use by TENANT in business transactions upon or from the Premises, and, at LESSOR's option, maintain personnel on the Premises to observe and/or record such sales during TENANT's business hours, or from time to time, all at TENANT's sole cost and expense and, in such event, TENANT shall promptly reimburse LESSOR for any and all costs incurred by LESSOR in connection therewith; and/or

         (III) Require that TENANT pay percentage rents based on LESSOR's best good faith estimate of TENANT's gross receipts from business operations conducted on or from the Premises and any such determination made by LESSOR shall be conclusive and binding upon TENANT.

         The above costs payable by TENANT shall include reimbursement to LESSOR of LESSOR-provided services at such rates as LESSOR may from time to time, in good faith, establish for such services. In the case of services provided by LESSOR's employees, such rates shall be sufficient to reimburse LESSOR for employees' salaries, including employee and LESSOR's overhead or, at LESSOR's option, may be the rate for taxes and benefits and LESSOR's overhead or, at LESSOR's option, may be the rate for such services that would be charged by a qualified third party or parties, approved by LESSOR, if engaged by LESSOR to perform such services.

15. SECURITY DEPOSIT (PMC9.2 S)

During the term of this Lease and subject to the provisions for adjustment as provided hereinafter, TENANT shall provide LESSOR with a security deposit in the sum of Twenty-Five Thousand Dollars ($25,000). Concurrently with each revision of the rent pursuant to the Clause entitled REVISION OF RENT the security deposit to be provided by TENAINT shall be adjusted in proportion to changes in the Consumer Price Index for Los Angeles--Anaheim--Riverside (All Urban Consumers--All Items) promulgated by the Bureau of Labor Statistics of the U.S. Department of Labor, or any replacement index published thereto. Each adjustment shall be calculated by the following formula:

                                 X = $25,000 x A
                                               -
                                               B

                  X = Adjusted security deposit
                  A = Monthly index for the fourth month prior to the month in which the adjustment is to become effective
                  B = Monthly index for the month in which the Lease becomes effective

In no event shall the amount of the security deposit be reduced. All increased amounts in the security deposit that result from the above adjustment shall be due and payable to County of Orange, GSA/Real Estate, within ten (10) days of receipt of a notice of security deposit adjustment from Real Estate Director.

In the event that the Consumer Price Index is not issued or published for the period for which such adjustment is to be computed hereunder, or in the event that the Bureau of Labor Statistics of the United States Department of Labor should cease to publish said index figures, then any similar index published by another branch or department of the U.S. Government selected by LESSOR shall be used and if none is so published, then another index generally recognized and authoritative shall be substituted by LESSOR.

The security deposit shall take one of the forms set out below and shall guarantee TENANT's full and faithful performance of all the terms, covenants, and conditions of this Lease:

         A. Cash

         B. The assignment to County of Orange, GSA/Real Estate, of a savings deposit held in a financial institution in Orange County acceptable to Real Estate Director. At the minimum, such assignment shall be evidenced by the delivery to Real Estate Director of the original passbook reflecting said savings deposit and a written assignment of said deposit to County of Orange, GSA/Real Estate, in a form approved by Real Estate Director.

         C. A Time Certificate of Deposit from a financial institution in Orange County wherein the principal sum is made payable to County of Orange, GSA/Real Estate, or order. Both the financial institution and the form of the certificate must be approved by Real Estate Director.

         D. An instrument or instruments of credit from one or more financial institutions, subject to regulation by the state or federal government, pledging that funds necessary to secure performance of the lease terms, covenants, and conditions are on deposit and guaranteed for payment, and agreeing that said funds shall be trust funds securing TENANT's performance and that all or any part shall be paid to County of Orange, GSA/Real Estate, or order upon demand by the Real Estate Director. Both the financial institution(s) and the form of the instrument(s) must be approved by Real Estate Director.

Regardless of the form in which TENANT elects to make said security deposit, all or any portion of the principal sum shall be available unconditionally to Real Estate Director for correcting any default or breach of this Lease by TENANT, his successors or assigns, or for payment of expenses incurred by LESSOR as a result of the failure of TENANT, his successors or assigns, to faithfully perform all terms, covenants, and conditions of this Lease. At any time that Real Estate Director deems appropriate to insure the availability of the security deposit, Real Estate Director shall have the right to convert any savings deposit, time certificate of deposit, or instrument of credit to cash without recourse to TENANT.

Should TENANT elect to assign a savings deposit, provide a Time Certificate of Deposit or provide an instrument of credit to fulfill the security deposit requirements of this Lease, said assignment, certificate, or instrument shall have the effect of releasing depository or creditor therein from liability on account of the payment of any or all of the principal sum to County of Orange, GSA/Real Estate, or order upon demand by Real Estate Director. The agreement entered into by TENANT with a financial institution to establish the deposit necessary to permit assignment or issuance of a certificate as provided above may allow the payment to TENANT or order of interest accruing on account of said deposit.

In the event Real Estate Director withdraws any or all of the security deposit as provided herein, TENANT shall, within ten (10) days of any withdrawal by Real Estate Director, replenish the security deposit to maintain it at amounts herein required. Failure to do so shall be deemed a default and shall be grounds for immediate termination of this Lease.

The security deposit shall be rebated, reassigned, released, or endorsed by Real Estate Director to TENANT or order, as applicable, at the end of the lease term, provided TENANT has fully and faithfully performed each and every term, covenant and condition of this Lease.

16. INITIAL CONSTRUCTION BY TENANT (PMDI.1 N)

         A. Minimum Construction and Timing. TENANT shall be responsible for any demolition of existing improvements and shall cause to be designed, constructed, and installed within the Premises, at no cost to LESSOR, appropriate improvements to adequately accommodate those services and uses, both required and any other optional services and uses approved pursuant to the Clause entitled REQUIRED AND OPTIONAL SERVICES AND USES.

Said improvements and time for construction for each phase shall be:

1)       Phase IIA: The construction period for Phase IIA shall be twelve
         (12) months and the improvements shall consist of adding water and electrical hook-ups to the existing RV sites.

2) Phase IIB: The construction period for Phase IIB shall be twelve (12) months and the improvements shall consist of expanding the number of RV sites and the addition of sewer hook-ups to all RV sites.

The schematic plans prepared by TENANT and approved by Director, EMA/Harbors, Beaches and Parks during the option period preceding execution of this Lease shall be a master plan development of the Premises, and the working drawings prepared by TENANT approved by Director, EMA/Harbors, Beaches and Parks during, the same period shall be the plans, specifications, and time schedule for constructing improvements. Development proposed by TENANT in said master plan may be scheduled in increments approved by Director, EMA/Harbors, Beaches and Parks.

B. Development Plan and Construction Standards. Development of the Premises shall be conducted in a good workmanlike manner and shall be of a good and workmanlike quality.

C. Minimum Cost of Improvements. the term "cost of improvements" shall mean the direct construction costs, including costs paid to contractors, architects, engineers, laborers, and suppliers but not indirect costs such as financing, cost, administrative and overhead expenses, bond premiums, permit fees, and developer fees paid to TENANT or its affiliates.

The minimum cost of improvements shall be:

(1) Phase IIA: the cost of said improvements shall exceed One Million Dollars ($1,000,000).

(2) Phase IIB: the cost of said improvements shall exceed Three Million Dollars ($3,000,000). The $3,000,000 shall be adjusted at the time of submittal of "Construction Contract Documents" as described in Clause 4 (CONDITIONS) Phase IIB (3) of the Option Agreement (Phase 11). The adjustment shall be in proportion to changes in the Consumer Price Index for Los Angeles - Anaheim - Riverside (All Urban consumers - All Items) promulgated by the Bureau of Labor Statistics of the U.S.
         Department of Labor, or any replacement index published hereto. the adjustment shall be calculated by the following formula:

                               X = $3,000,000 x A
                                                -
                                                B

          X = Adjusted Improvement Value
          A = Monthly index for the fourth month prior to the month in which the
              Construction Contract Documents are submitted
          B = Monthly index for May, 1993

         The minimum costs of the improvements may be reduced at the sole discretion of the Director, EMA/Harbors, Beaches and Parks if, in his determination, the improvement costs proposed are adequate to meet the required and approved optional uses of this Lease and the intent of this Clause.

         In the event that the Consumer Price Index is not issued or published for the period for which such adjustments is to be computed hereunder, or in the event that the Bureau of Labor Statistics of the U.S. Department of Labor should cease to publish said index figures, then any similar index published by another branch or department of the U.S. Government selected by LESSOR shall be used and if none is published, then another index generally recognized and authoritative shall be substituted by LESSOR.

17. CONSTRUCTION AND/OR ALTERATION BY TENANT (PMD2.1 S)

         A. Lessor's Consent. No structures, improvements, or facilities shall be constructed, erected, altered, or made within the Premises without prior written consent of Director, EMA/Harbors, Beaches and Parks. Any conditions relating to the manner, method, design, and construction of said structures, improvements, or facilities fixed by the EMA/Harbors, Beaches and Parks as a condition to granting such consent, shall be conditions hereof as though originally stated herein. TENANT may, at any time and at its sole expense, install and place business fixtures and equipment within any building constructed by TENANT.

         B. Strict Compliance with Plans and Specifications. All improvements constructed by TENANT within the Premises shall be constructed in strict compliance with detailed plans and specifications approved by Director, EMA/Harbors, Beaches and Parks.

         C. Notice of Non-Responsibility. For any construction, LESSOR may post upon the Premises a "Notice of Non-Responsibility." There shall be no limitation to the number of times said notice may be posted by LESSOR.

18. TENANT'S ASSURANCE OF CONSTRUCTION COMPLETION (PMD3.1 S)

Prior to commencement of construction of approved facilities, or any phase thereof, within the Premises by TENANT, TENANT shall furnish to LESSOR evidence that assures LESSOR that sufficient monies will be available to complete the proposed construction. The amount of money available shall be at least the total estimated construction cost. Such evidence may take one of the following forms:

         A. Completion bond issued to LESSOR as obligee.

         B. Irrevocable letter of credit issued to LESSOR from a financial institution to be in effect until LESSOR acknowledges satisfactory completion of construction.

         C. Cash

         D. The delivery to Director of Real Estate of true and complete copies of all documentation from a bank, savings and loan association, or other institutional lender approved by Director of Real Estate relating to and evidencing the commitment of construction funds in an amount not less than the estimated construction costs to pay said construction costs and that all conditions to the disbursement of construction loan funds capable of being satisfied prior to the commencement of construction have been satisfied, which documentation shall be in a form and content satisfactory to Director of Real Estate.

         E. Any combination of the above.

All bonds and letters of credit must be issued by a company qualified to do business in the State of California and acceptable to Real Estate Director. All bonds and letters of credit shall be in a form acceptable to Real Estate Director and shall insure faithful and full observance and performance by TENANT of all terms, conditions, covenants, and agreements relating, to the construction of improvements within the Premises.

Prior to commencement of construction of approved facilities, or any phase thereof, within the Premises by TENANT, TENANT shall furnish to LESSOR a performance bond and labor and material bond in a principal sum equal to the total estimated construction cost supplied by TENANT's contractor or contractors, provided said bonds are issued jointly to TENANT and LESSOR as obligees.

19. MECHANICS LIENS OR STOP-NOTICES (PMD4.1 S)

TENANT shall at all times indemnify and save LESSOR harmless from all claims, losses, demands, damages, cost, expenses, or liability costs for labor or materials in connection with construction, repair, alteration, or installation of structures, improvements, equipment, or facilities within the Premises, and from the cost of defending against such claims, including attorney fees and costs.

In the event a lien or stop-notice is imposed upon the Premises as a result of such construction, repair, alteration, or installation, TENANT shall either:

         1. Record a valid Release of Lien, or

         2. Procure and record a bond in accordance with Section 3143 of the Civil Code, which frees the Premises from the claim of the lien or stop-notice and from any action brought to foreclose the lien.

Should TENANT fail to accomplish either of the two optional actions above within 15 days after the filing of such a lien or stop-notice, the Lease shall be in default and shall be subject to immediate termination.

20. "AS-BUILT PLANS AND CONSTRUCTION COSTS (PMD5.1 S)

Within 60 days following completion of any substantial improvement within the Premises, TENANT shall furnish Director, EMA/Harbors, Beaches and Parks a complete set of reproducibles and two sets of prints of "As-Built" plans. In addition, TENANT shall furnish EMA/Harbors, Beaches and Parks an itemized statement of the actual construction cost of such improvement. The statement of cost shall be sworn to and signed by TENANT or his responsible agent under penalty of perjury. TENANT must obtain EMA/Harbors, Beaches and Park's approval of "As-Built" plans, and the form and content of the itemized statement.

21. OWNERSHIP OF IMPROVEMENTS (PMD6.1 S)

All buildings, improvements, and facilities, exclusive of trade fixtures, constructed or placed within the Premises by TENANT must upon completion, be free and clear an liens, claims, or liability for labor or material and at LESSOR's option shall be the property of LESSOR at the expiration of this Lease or upon earlier termination hereof. LESSOR retains the right to require TENANT, at TENANT's cost, to remove all TENANT improvements located on the Premises at the expiration or termination hereof. Said removal shall include leveling the Premises, the removal of any underground obstructions, and the compaction of filled excavations to ninety percent (90%) compaction.

22. UTILITIES (PME1.2 N)

TENANT, at no cost to LESSOR, shall construct, or cause to be constructed, all utility facilities necessary for the development and operation of the Premises.

TENANT shall be responsible for and pay, prior to delinquency date, all charges for utilities supplied to the Premises.

23. MAINTENANCE OBLIGATIONS OF TENANT (PME2.1 S)

TENANT shall, to the satisfaction of Director, EMA/Harbors, Beaches and Parks, keep and maintain the Premises and all improvements of any kind which may be erected, installed, or made thereon in good condition and in substantial repair. It shall be TENANT's responsibility to take all steps necessary or appropriate to maintain such a standard of condition and repair.

TENANT expressly agrees to maintain the Premises in a safe, clean, wholesome, sanitary condition, to the complete satisfaction of Director, EMA/Harbors, Beaches and Parks and in compliance with all applicable laws. TENANT further agrees to provide approved containers for trash and garbage and to keep the Premises free and clear of rubbish and litter. Director,

EMA/Harbors, Beaches and Parks shall have the right to enter upon and inspect the Premises at anytime for cleanliness and safety.

TENANT shall designate in writing to Director, EMA/Harbors, Beaches and Parks an on-site representative who shall be responsible for the day-to-day operation and level of maintenance, cleanliness, and general order.

If TENANT fails to maintain or make repairs or replacements as required herein, Director, EMA/Harbors, Beaches and Parks shall notify TENANT in writing of said failure. Should TENANT fail to correct the situation within three days after receipt of written notice, Director, EMA/Harbors, Beaches and Parks may make the necessary correction or cause it to be made and the cost thereof, including but not limited to the cost of labor, materials, equipment, and an administrative fee equal to fifteen percent (15%) of the sum of such items, shall be paid by TENANT within 10 days of receipt of a statement of said cost from Director, EMA/Harbors, Beaches and Parks. Director, EMA/Harbors, Beaches and Parks may, at his option, choose other remedies available herein, or by law.

24. MAINTENANCE RESPONSIBILITY OF LESSOR (PME3.1 N)

LESSOR shall have no obligation or responsibility to remove debris, or to maintain, repair, or replace improvements constructed within the Premises. However, upon written notice to TENANT, LESSOR may at its discretion choose to do any grading, sandbagging, filling, construction of levees, replacement and/or repair of any other improvements in order to enhance public safety and protect the Premises or other property in Featherly Regional Park. TENANT shall not be limited or precluded from performing such work as TENANT and Director, EMA/Harbors, Beaches and Parks agree is appropriate for the operation and use of the Premises.

25. OPERATION OBLIGATIONS OF TENANT (N)

As used in this Clause, the term "TENANT" shall include TENANT, TENANT's agents, sublessees, concessionaires, or licensees, or any other person acting under contract with TENANT.

         A. Standards of Operation.

                  1. Services and Security. TENANT shall operate the Premises in a manner similar with those prevailing in other recreational vehicle parks and campgrounds furnishing similar services and amenities. TENANT shall at all times during the Lease term provide adequate security measures to reasonably protect persons and property on the Premises, the maintenance of a constant patrol for the purpose of preserving order and preventing theft, vandalism, or other improper or unlawful use of the Premises or any of the facilities.

                  2. Protection of Environment. TENANT shall take all reasonable measures available to:

                  a. Avoid any pollution of the atmosphere or littering of land or water caused by or originating in, on, or about TENANT's facility.

                  b.  To  protect  all   wildlife,   natural   vegetation,   and
                  improvements.

         B. Properiy Management

         1. Manager. TENANT shall employ a competent manager, "Manager," who shall be responsible for the day-to-day operation and level of maintenance, cleanliness, and general order for the Premises. Such person shall be vested with the authority of TENANT with respect to the supervision over the operation and maintenance of the Premises, including the authority to enforce compliance by TENANT, agents, subtenants, concessionaires, or licensees with the terms and conditions of this Lease and any and an rules and regulations adopted hereunder. TENANT expressly agrees that any notice herein required to be served upon TENANT may, at the option of LESSOR or Director, EMA/Harbors, Beaches and Parks, be personally served upon said Manager and that such services shall have the same force and effect as service upon TENANT. TENANT shall notify LESSOR in writing of the name of the Manager currently so employed as provided in the Clause entitled Notices.

         2. Residences. TENANT shall have the option to provide on-site living quarters (hereinafter referred to as "residences") on the Premises, subject to review and approval by Director, EMA/Harbors, Beaches and Parks. Said approval shall be conditionally granted to facilitate better management, maintenance, security, and on-site control. Said residences may be authorized for the specific purpose and intent that an on-site manager, maintenance specialist, or security personnel will be able to provide better management and level of public service. The residences are not provided to benefit individual employees or as a means to circumvent the intent of this clause to provide better public service and are intended solely for necessary on-site management personnel.

         Director, EMA/Harbors, Beaches and Parks, at his discretion, may withdraw consent upon thirty (30) days written notice if, in his determination, the residences are not providing, or meeting the stated purpose of this Clause.

26. DAMAGE TO OR DESTRUCTION OF IMPROVEMENTS (PME4.1 S)

In the event of damage to or destruction of buildings, facilities, or improvements located within the Premises or in the event buildings, facilities, or improvements located within the Premises are declared unsafe or unfit for use or occupancy by a public entity with the authority to make and enforce such declaration, TENANT shall, within 30 days, commence and diligently pursue to complete the repair, replacement, or reconstruction of improvements to the same size and floor area as they existed immediately prior to the event causing the damage or destruction, as necessary to permit full use and occupancy of the Premises for the purposes required by the Lease. Repair, replacement, or reconstruction of improvements within the Premises shall be accomplished in a manner and according to plans approved by Director, EMA/Harbors,

Beaches and Parks. Except as otherwise provided herein, termination of this Lease shall not reduce or nullify TENANT's obligation under this paragraph. With respect to damage or destruction to be repaired by LESSOR or which LESSOR elects to repair, TENANT waives and release its rights under California Civil Code Sections 1932 (2) and 1933 (4).

27. RISK ACCEPTANCE OF FLOOD ZONE

TENANT acknowledges that a portion of the Premises covered in this Lease is located within an area designated on the Federal Emergency Management Agency Flood Insurance Rate Maps as a special flood hazard area which may be subject to flooding and TENANT assumes all risks associated therewith, including but not limited to, destruction of improvements and interruption of business operations.

TENANT shall indemnify and hold harmless LESSOR and its officers, agents, and employees, from and against any claim, demand, expense, loss, or liability of any kind or nature which may arise from flows of water upon and across the Premises, whether flood flows are generated naturally, or are surge flows that arise from upstream water spreading, construction, or maintenance operations, or are flows that result from intentional releases of water for any purpose from upstream storage.

Notwithstanding the above, there shall be no minimum monthly rent due for any given month in which OPERATOR is required to cease operations and/or close the campground in excess of seven consecutive days or ten cumulative days for any given month due to flows of water upon and across the Premises. The minimum annual rent shall be prorated for each month in which no minimum monthly rent is due. In any event, percentage rent shall apply.

TENANT shall notify Director, EMA/Harbors, Beaches and Parks, in writing, that the campground is closed due to the conditions specified above within 24 hours after said facility is closed to the public. Should TENANT fail to properly notify Director, EMA/Harbors, Beaches and Parks as required above, TENANT shall not be allowed to waive the monthly minimum rent and/or prorate the minimum annual rent.

28. INSURANCE (PME5.1.1 S)

TENANT shall maintain insurance acceptable to Real Estate Director in full force and effect throughout the term of this Lease. The policy or policies of insurance maintained by TENANT shall provide the following limits and coverages.

         A.  Liability Insurance
             -------------------

             Coverage                                        Minimum Limits
             --------                                        --------------

             Comprehensive General Liability               $1,000,000 Combined
                                                           single limit

         B. Fire and Extended Coverne:        TENANT shall insure all buildings,
            --------------------------        facilities and  improvements to at
                                              least  90%  of  their  replacement
                                              cost,  using a standard  form fire
                                              insurance  policy  containing  the
                                              "extended coverage" endorsement.

         C. Workers' Compensation and
            -------------------------
            Employer's Liability                    Statutory
            --------------------

Insurance shall be in force the first day of the term of this Lease.

Each liability insurance policy required by this Lease shall contain the following three clauses:

         A. "This insurance shall not be cancelled, limited in scope of coverage or non-renewed until after 30 days written notice has been given to the County of Orange, General Services
                  Agency/Real Estate, P. O. Box 4106, Santa Ana, California 92702-4106."

         B.       "County  of  Orange  is  added  as  an  insured  as   respects
                  operations of the named insured at or from premises leased from the County of Orange."

         C. "It is agreed that any insurance maintained by the County of Orange will apply in excess of, and not contribute with, insurance provided by this policy."

Each property insurance policy required by this Lease shall contain Clause A above and the following two clauses:

         D. "All rights of subrogation are hereby waived against the County of Orange and the members of the Board of Supervisors and elective or appointive officers or employees, when acting within the scope of their employment or appointment."

         E. "County of Orange is named as loss payee on this property insurance policy."

TENANT agrees to deposit with Real Estate Director, at or before the effective date of this Lease, certificates of insurance necessary to satisfy Real Estate Director that the insurance provisions of this Lease have been complied with, and to keep such insurance in effect and the certificates therefor on deposit with Real Estate Director during the entire term of this Lease.

Real Estate Director shall retain the right at any time to review the coverage, form, and amount of the insurance required hereby. If, in the opinion of Real Estate Director, the insurance provisions in this Lease do not provide adequate protection for LESSOR and members of the public using the Premises, Real Estate Director may require TENANT to obtain insurance sufficient in coverage, form, and amount to provide adequate protection. Real Estate Director's requirements shall be reasonable but shall be designed to assure protection from and against the kind and extent of the risks which exist at the time a change in insurance is required.

Real Estate Director shall notify TENANT in writing of changes in the insurance requirements; and if TENANT does not deposit copies of acceptable insurance policies with Real Estate Director incorporating such changes within thirty days of receipt of such notice, this Lease shall be in default without further notice to TENANT, and LESSOR shall be entitled to au legal remedies.

The  procuring of such  required  policy or policies of  insurance  shall not be
construed   to  limit   TENANT's   liability   hereunder   nor  to  fulfill  the
indemnification provisions and requirements of this Lease.

29. ASSIGNING, SUBLETTING, AND ENCUMBERING (PME7.1 S)

         A. General. Any mortgage, pledge, hypothecation, encumbrance, transfer, sublease, sublease amendment, or assignment (hereinafter in this clause referred to collectively as "Encumbrance") of TENANT's interest in the Premises, or any part or portion thereof, shall first be approved in writing by LESSOR, unless otherwise provided herein. Failure to obtain LESSOR's required written approval of an Encumbrance will render such Encumbrance void. Occupancy of the Premises by a prospective transferee, sublessee, or assignee before approval of the transfer, sublease, or assignment by LESSOR shall constitute a breach of this Lease. All subleases shall be between TENANT and sublessee; the entry into sub-subleases is prohibited and shall constitute a breach of this Lease.

         If the TENANT hereunder is a corporation or an unincorporated association or partnership, the Encumbrance of any stock or interest in said corporation, association, partnership in the aggregate exceeding 25% shall be deemed an assignment within the meaning of this Lease.

         Should LESSOR consent to any Encumbrance, such consent shall not constitute a waiver of any of the terms, covenants, or conditions of this Lease or be construed as LESSOR's consent to any further Encumbrance. Such terms, covenant or conditions shall apply to each and every Encumbrance hereunder and shall be severally binding upon each and every party thereto. Any document to mortgage, pledge, hypothecate, encumber, transfer, sublet, or assign the Premises or any part thereof shall not be inconsistent with the provisions of this Lease and in the event of any such inconsistency, the provisions of this Lease shall control.

         B. Personal Information to be Supplied LESSOR. TENANT shall supply Real Estate Manager with the necessary information to conduct background investigations on all persons or firms that TENANT proposes to sublet to or assign to, or that might establish rights to enter, control, or otherwise encumber the Premises by reason of agreements made by TENANT.

         C. Conditions of LESSOR Approval

                  1. Subleases of five years or less, assignments and amendments of subleases with a remaining term less than five years, and assignment of stock:

                  a. Subleases for a period of five years or less (hereinafter referred to as short-term subleases), assignment of subleases with a remaining term of five years or less, or assignment of twenty-five percent (25%) or less of the stock as hereinbefore described shall not be subject to the requirement of prior approval by LESSOR. TENANT shall not however, be precluded from requesting such prior approval.

                  b. TENANT must notify LESSOR of all short-term subleases, assignment and amendment of subleases, or assignments of stock by providing, Real Estate Director with:

                           (1) a copy of all documents relating thereto, and

                           (2) a statement of all terms and conditions of said transaction, including the consideration therefor.

                  c. Should TENANT choose not to obtain LESSOR's approval of short-term subleases, assignment or amendments of subleases, or assignment of stock, LESSOR reserves the right to disallow any unapproved short-term subleases, sublease amendments, assignment of sublease, or assignment of stock if any of the following conditions prevail:

                           (1) TENANT, its successors or assians, are in default in the terms of this Lease at the time of execution of the short-term sublease, sublease amendments, assignment of sublease or assignment of the stock whether notice of default has or has not been given by LESSOR.

                           (2) Sublessee or assignee has not agreed in writing to keep, perform, and be bound by all the terms, covenants, and conditions of this Lease.

                           (3) Sublessee's use is in conflict with the terms of this Lease.

                           (4) All terms, covenants, and conditions of Encumbrance, including the consideration therefor of any and every kind, have not been revealed in writing to LESSOR.

                           (5) Additions to or alteration of existing structures, or construction of new structures by sublessee or that are required of TENANT as a result of short-term sublease, have not been approved by LESSOR and are not in compliance with all government regulations and ordinances.

                           (6)  If  sublessee   or  assignee   prove  to  be  of
                           undesirable character.

                  Real Estate Director shall notify TENANT in writing of the disallowance of short-term sublease, sublease amendment, or assignment of sublease for any of the above reasons, and TENANT shall immediately proceed to remove any persons or firms from the Premises that were indicated by said notice. Failure to comply within a reasonable time on the part of TENANT shall constitute a breach of this Lease.

         2. Assignments, including assignments of subleases with a remaining term greater than five (5) years, assignment of more than twenty-five percent (25%) of the stock, transfers, subleases (both long-term and short-term), sublease amendments, hypothecations, mortgages, or other
         Encumbrances:

                  a. LESSOR agrees that it will not arbitrarily withhold consent of any Encumbrance, but LESSOR may withhold consent at its sole discretion if any of the following conditions exist:

                           (1) TENANT or any of his successors or assigns are in default in any term, covenant or condition of this Lease, whether notice of default has or has not been given by LESSOR.

                           (2) The prospective Encumbrancer has not agreed in writing, to keep, perform, and be bound by all the terms, covenants, and conditions of this Lease.

                           (3) All the terms, covenants, and conditions of Encumbrance, including the consideration therefor of any and every kind, have not been revealed in writing, to LESSOR.

                           (4)  The   construction   required  of  TENANT  as  a
                           condition of this Lease has not been completed to the satisfaction of LESSOR.

                           (5) The processing fee required by LESSOR and set out below has not been paid to LESSOR by delivery of said fee to LESSOR.

                                    (a) A fee of $1,500  shall be paid to LESSOR
                                    for  processing  each  consent to  mortgage,
                                    pledge,   hypothecation,    or   Encumbrance
                                    submitted to LESSOR as required by this Lease. This processing fee shall be deemed earned by LESSOR when paid and shall not be refundable.

                                    (b) A fee of $2,500 shall be paid to LESSOR for processing each consent to assignment, transfer, or sublease submitted to LESSOR required by this Lease. This processing fee shall be deemed earned by LESSOR when paid and shall not be refundable.

                           If a processing fee has been paid by TENANT for another phase of same transaction, a second fee will not be charged.

                           The amounts specified above for processing fees shall be automatically adjusted for all consents required or requested subsequent to the second year of this Lease. Said adjustment shall be in proportion to the change in the Consumer

                           Price Index for Los Angeles--Anaheim--Riverside, CA (All Urban Consumers--All Items) as promulgated by the Bureau of Labor Statistics of the U. S. Department of Labor, or any replacement index thereto.

                           Said automatic adjustment shall be calculated by means of the following formula, then rounded to the nearest ten dollar figure:


                                    A = B x C
                                            -
                                            D

                           Where A = adjusted  processing  fee
                                 B = $ [the amount inserted in 5a or 5b above]
                                 C = Monthly index for the fourth month prior to
                                     the effective date of the Consent
                                 D = Monthly index for the date this Lease was
                                     signed by LESSOR

                  b. If requested by TENANT, LESSOR agrees to execute its written consent to an assignment of this Lease to a trustee under a trust deed for the benefit of a lender (herein called "Beneficiary"), provided that TENANT has complied with all other provisions of this clause, upon and subject to the follow covenants and conditions:

                           (1) Said trust deed and all rights acquired thereunder shall be subject to each and all of the covenants, conditions, and restrictions set forth in this Lease and to all rights and interests of LESSOR hereunder, except as herein otherwise provided.

                           (2) In the event of any conflict between the provisions of this Lease and the provisions of any such trust deed, the provisions of this Lease shall control.

                           (3) Upon and immediately after the recording of a trust deed affecting the Premises, TENANT at TENANT's expense, shall cause to be recorded in the office of the Recorder, County of Orange, California, a written request, executed and acknowledged by LESSOR, for a copy of any notice of default and of any notice of sale under the trust deed provided by the statutes of the State of California relating thereto.

                           (4) At the time of requesting consent to a trust deed, TENANT shall furnish to Real Estate Director a complete copy of the trust deed and note to be secured thereby, together with the name and address of the holder thereof.

                           (5) LESSOR agrees that it will not terminate this Lease because of a default or breach on the part of TENANT if the Beneficiary under any trust deed to which LESSOR has given its consent, within 60 days after service of written notice on the Beneficiary by LESSOR of its intention to terminate this Lease for such default or breach, shall:

                                    (a) Cure such  default or breach if the same
                                    can be cured by the  payment or  expenditure
                                    of money  required to be paid under the term
                                    of this Lease;  or if such default or breach
                                    is not  curable,  cause  trustee  under  the
                                    trust  deed  to  commence   and   thereafter
                                    diligently pursue to completion steps and proceedings for the exercise of the power of sale under and pursuant to the trust deed in the manner provided by law; and

                                    (b) Keep and perform all of the covenants and conditions of this Lease requiring the payment or expenditure of money by TENANT until such time as the leasehold shall be sold upon foreclosure pursuance to the trust deed or shall be released or reconveyed thereunder; provided, however, that if the Beneficiary shall fail or refuse to comply with any or an of the conditions of this paragraph, then thereupon LESSOR shall be released from the covenant of forbearance.

                           (6) The prior written consent of LESSOR shall not be required:

                                    (a)  To  a  transfer  of  the  leasehold  at
                                    foreclosure sale pursuant to a trust deed, by judicial foreclosure, or by an assignment in lieu of foreclosure; or

                                    (b)  To  any  subsequent   transfer  by  the
                                    Beneficiary   if  the   Beneficiary   is  an
                                    established    bank,    savings   and   loan
                                    association,  insurance company,  retirement
                                    trust fund, or other  organization  that has
                                    been approved by LESSOR and such Beneficiary
                                    is the purchaser at such  foreclosure  sale;
                                    provided  that in  either  such  event,  the
                                    Beneficiary forthwith gives notice to LESSOR
                                    in  writing of any such  transfer,  setting,
                                    forth   the   name   and   address   of  the
                                    transferee,   the  effective  date  of  such
                                    transfer, and the express agreement of the transferee assuming and agreeing to perform all of the obligations under this Lease, and submits to Real Estate Director a copy of the document by which such transfer was made.

                           (7) The amount of the principal indebtedness to be secured by the proposed trust deed (together with the principal balances secured by any underlying trust deeds encumbering TENANT's leasehold estate) shall not exceed eighty percent (80%) of the fair market value of TENANT's leasebold estate as determined by a qualified real estate appraiser, which appraiser and appraisal shall be subject to Real Estate Director's approval, which approval shall not unreasonably be withheld. This provision, however, shall not prohibit the addition of accrued but unpaid interest to the principal balance secured by said deed of trust or the trust deed beneficiary's advance of additional funds to protect the value of the security for its trust deed and/or to enforce its rights under its trust deed. Said appraisal shall include, without limitation, (i) an appraisal of the fair market value of the

                           LESSOR's interests under this Lease and of its reversionary interests in and to the Premises, taking into account all rents and other sums payable hereunder by TENANT and the revisions and the adjustments to such rents and other sums provided for herein, (ii) an appraisal of the fair market value of TENANT's leasehold estate under this Lease, and (iii) an appraisal of the fair market value of the real property demised by this Lease, including without limitation an improvements constructed upon said real property by or under TENANT, appraised as though unencumbered by this Lease. Said appraisal shall be based on the uses then being made of the Premises, provided that if any portion of the Premises is then undeveloped, such portion shall be appraised for the highest and best use or uses for such portion permitted under this Lease. Notwithstanding the above, in the case of a construction loan, said appraisal shall take into account the value to be added by the proposed construction for its intended uses. LESSOR shall have a period of up to forty-five
                           (45) days following receipt of such appraisal to determine whether or not to consent to TENANT's proposed trust deed.

30. LESSOR'S FIRST REFUSAL RIGHT (PMF8.1 S)

TENANT grants to LESSOR the exclusive right at LESSOR's option to purchase TENANT's leasehold estate under this Lease upon the same terms and conditions and at the same price as any bona fide offer for the purchase of said leasehold estate received by TENANT from any person or entity and which offer to purchase TENANT desires to accept. Upon receipt of a bona fide offer which is acceptable to TENANT, and each time any such offer is received, TENANT shall notify LESSOR in writing of the full details of such offer, including price, terms, length of escrow, etc. and deliver to LESSOR copies of any and an title reports, plans and specifications, rent rolls, subleases and any other documentation relating to TENANT's leasehold estate theretofore delivered or made available to the offeror, whereupon LESSOR shall have Forty-five (45) days from receipt in which to elect to exercise LESSOR's prior right to purchase. TENANT shall cause any such offeror to separately state the purchase price for TENANT's leasehold estate under this Lease, in an equitable manner, if the offer includes additional leasehold estates or other real property.

No sale or voluntary transfer of title to said leasehold estate shall be binding on LESSOR unless and until the foregoing requirements are fully complied with. In the event that LESSOR fails to exercise its prior right to purchase as granted herein with respect to any proposed offer, TENANT may accept such offer and thereafter assign this Lease to the offeror pursuant to and in accordance with the terms and provisions of said offer, subject, however, to compliance with the provisions of the Clause of this Lease entitled ASSIGNING, SUBLETTING, AND ENCUMBERING PROHIBITED, upon all of the terms and provisions of this Lease, including without limitation the provisions of this Section which shall continue in full force and effect. Any material amendment or modification to the terms of said offer shall constitute a new offer for the purposes of this Clause.

31.  HAZARDOUS MATERIALS (PMF9.1 S)

TENANT shall not cause or permit any "Hazardous Material" as hereinafter defined, to be brought upon, kept, or used in or about the Premises. If TENANT breaches the obligations stated herein, or if contamination of the Premises by Hazardous Materials otherwise occurs for which TENANT is legally liable to LESSOR for damage resulting therefrom, then TENANT shall indemnify, defend, and hold LESSOR harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including without limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of space in the Premises or portion of any building, of which the Premises is a part, and sums paid in settlement of claims, attorneys fees, consultant fees, and expert witness fees) which arise during or after the lease term as a result of such contamination. This indemnification includes without limitation, costs incurred by LESSOR in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or legal governmental entity because of Hazardous Material being present in the soil or ground water or under the Premises. TENANT shall promptly take all actions at its sole cost and expense as are necessary to clean, remove, and restore the Premises to its condition prior to the introduction of such Hazardous Material by TENANT, provided TENANT shall first have obtained LESSOR's approval and the approval of any necessary governmental entities.

TENANT acknowledges that LESSOR may become legally liable for the costs of complying with laws relating to Hazardous Material which are not the responsibility of LESSOR hereunder, including the following: (i) Hazardous Material present in the soil or ground water on the Premises of which LESSOR has no knowledge as of the Effective Date; (ii) a change in laws, statutes, ordinances, and other Governmental regulations which relate to Hazardous Material which could cause any material now or hereinafter located on the Premises to be deemed hazardous, whether known or unknown to LESSOR, or a violation of any such laws; (iii) Hazardous Material that migrates, flows, percolates, defuses, or in any way moves on to or under the Premises after the execution and delivery of this Lease; (iv) Hazardous Material present on or under the Premises as a result of any discharge, dumping, or spilling (whether accidental or otherwise) on the Premises by other lessees of the Premises or their agents, employees, contractors, or invitees, or by others. LESSOR and TENANT agree that the cost of complying with such laws, statutes, ordinances, or Governmental regulations relating to such matters for which the LESSOR is or may become legally liable shall be paid by TENANT to LESSOR, within ten (10) days following the receipt by TENANT of a written demand from LESSOR to do so. In the event LESSOR subsequently recovers, or is reimbursed from a third party, all or any portion of the sums paid by TENANT, LESSOR shall reimburse TENANT to the extent of any such recovery or reimbursement.

As used herein the term "Hazardous Material" means any hazardous or toxic substance, material, or waste which is or shall become regulated by any Governmental entity, including without limitation, LESSOR acting, in its governmental capacity, the State of California or the United States government.

32. NOTICES (PMFIO.1 S)

All notices pursuant to this Lease shall be addressed as set forth below or as either party may hereafter designate by written notice and shall be sent through the United States mail in the State of California, duly registered or certified, return receipt requested, with postage prepaid. If any notice is sent by registered or certified mail, as aforesaid, the same shall be deemed to have been served or delivered twenty-four (24) hours after mailing thereof as above provided. Notwithstanding the above, LESSOR may also provide notices to TENANT by personal delivery or by regular mail and any such notice so given shall be deemed to have been given upon receipt.


TO: LESSOR                                  TO:      TENANT
    ------                                           ------


   County of Orange                                  Vernon St. Clair
   EMA/Harbors, Beaches and Parks                    St. Clair Investments, Inc.
   P.O. Box 4048                                     435 N. Pacific Coast Hwy.
   Santa Ana, CA 92702-4048                          Suite 110
                                                     Redondo Beach, CA 90277

                       and


   County of Orange
   GSA/Real Estate
   P.O. Box 4106
   Santa Ana, CA 92702-4106


33. ATTACHMENT TO LEASE (PMF11.1 S)

This Lease includes the following, which are attached hereto and made a part hereof:

         I.     GENERAL CONDITIONS

         II.    Exhibit A - Legal Description

         III.   Exhibit B - Parcel Map

IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.


                                     TENANT
                                     ---------
APPROVED AS TO FORM:
County Counsel                       CANYON RECREATIONAL VEHICLE
                                     PARK, a California general partnership


By
  -----------------------------
                                     By
Dated                                  -----------------------------------------
      -------------------------        St. Clair Investments, Inc. General
                                       Partner By Vernon St. Clair, President


APPROVED AS TO AUDIT & ACCOUNTING:
Auditor-Controller
                                     By
                                       -----------------------------------------
                                       Mobile Modular Development Inc., General
By:  /s/Lisa Montijo                   Partner
   ---------------------------         By John De Falco, President

RECOMMENDED FOR APPROVAL:
Environmental Mangement Agency
Harbors, Beaches and Parks


By  /s/Robert G. Fisher
  -----------------------------

General Services Agency
Real Estate


By
  -----------------------------
  Real Property Agent
                                     LESSOR
                                     ------
SIGNED AND CERTIFIED THAT A COPY
OF THIS DOCUMENT HAS BEEN            COUNTY OF ORANGE
DELIVERED TO THE CHAIRMAN OF THE
BOARD


                                     By
- - -------------------------------        -----------------------------------------
    Phyllis A. Henderson                 Chairman, Board of Supervisors
Clerk of the Board of Supervisors,
Orange County, California

                     I. GENERAL CONDITIONS (PMGEI.2-26.2 S)


1. TIME (PMGEI.2 S)

Time is of the essence of this Lease. Failure to comply with any time requirement of this Lease shall constitute a material breach of this Lease.

2. SIGNS (PMGE2.2 S)

TENANT agrees not to construct, maintain, or allow any signs, banners, flags, etc., upon the Premises except as approved by Director, EMA/Harbors, Beaches, and Parks. Unapproved signs, banners, flags, etc., may be removed by Director, EMA/Harbors, Beaches, and Parks without prior notice to TENANT.

3. PERMITS AND LICENSES (PMGE3.2 S)

TENANT shall be required to obtain any and all approvals, permits and/or licenses which may be required in connection with the operation of the Premises as set out herein. No permit, approval, or consent given hereunder by LESSOR, in its governmental capacity, shall affect or limit TENANT's obligations hereunder, nor shall any approvals or consents given by LESSOR, as a party to this Lease, be deemed approval as to compliance or conformance with applicable Governmental codes, laws, rules, or regulations.

4. CONTROL OF HOURS, PROCEDURES, AND PRICES (PMGE4.2 N)

TENANT shall at all times maintain a written schedule delineating the operating hours and operating procedures for each business operation on or from the Premises. A schedule of prices charged for all goods and/or services supplied to the public on or from the Premises shall also be maintained.

Upon written request, TENANT shall furnish the Director, EMA/Harbors, Beaches, and Parks a copy of said schedules and procedures. Should Director, EMA/Harbors, Beaches, and Parks, upon review and conference with TENANT, decide any part of said schedules or procedures is not unjustified with regard to fairly satisfying the needs of the public, TENANT, upon written notice from Director, EMA/Harbors, Beaches, and Parks, shall modify said schedules or procedures to the satisfaction of said Director.

Primary consideration shall be given to the public's benefit in implementing this clause. All prices charged for goods and/or services supplied to the public on or from the Premises shall be fair and reasonable, based upon the market prices charged by other competing and/or in comparable businesses or 125% of prices charced by comparable state parks, whichever is less.

Affordable youth group camping is considered an important public service on the Premises. To ensure that this service is available to the public and that the prices charged for this use is affordable, the number of youth group camping sites and all prices charged for youth group camping shall be subject to prior written approval by the Director, EMA/Harbors, Beaches and Parks.

TENANT agrees that he will operate and manage the services and facilities offered in a competent and efficient manner at least comparable to other well managed operations of similar type.

TENANT shall at all times retain active, qualified, competent, and experienced personnel to supervise TENANT's operation and to represent and act for TENANT.

TENANT shall require its attendants and employees to be properly dressed, clean, courteous, efficient, and neat in appearance at all times. TENANT shall not employ any person(s) in or about the Premises who shall use offensive language or act in a loud, boisterous, or otherwise improper manner.

TENANT shall maintain a close check over attendants and employees to insure the maintenance of a high standard of service to the public. TENANT shall replace any employee whose conduct is detrimental to the best interests of the public.

TENANT's failure to comply with the provisions of this clause shall constitute a serious breach of this Lease and LESSOR may immediately terminate this Lease.

5. LEASE ORGANIZATION (PMGE5.2 S)

The various headings and numbers herein, the grouping of provisions of this Lease into separate clauses and paragraphs, and the organization hereof, are for the purpose of convenience only and shall not be considered otherwise.

6. AMENDMENTS (PMGE6.2 S)

This Lease is the sole and only agreement between the parties regarding the subject matter hereof; other agreements, either oral or written, are void. Any changes to this Lease shall be in writing and shall be properly executed by both parties.

7. UNLAWFUL USE (PMGE7.2 S)

TENANT agrees no improvements shall be erected, placed upon, operated, nor maintained within the Premises, nor any business conducted or carried on therein or therefrom, in violation of the terms of this Lease, or of any regulation, order of law, statute, bylaw, or ordinance of a governmental agency having jurisdiction.

8. NONDISCRIMINATION (PMGE8.2 S)

TENANT agrees not to discriminate against any person or class of persons by reason of sex, age, race, color, creed, physical handicap, or national origin in employment practices and in the activities conducted pursuant to this Lease. TENANT shall make its accommodations and services available to the public on fair and reasonable terms.

9. INSPECTION (PMGE9.2 S)

LESSOR or its authorized representative shall have the right at an reasonable times to inspect the Premises to determine if the provisions of this Lease are being complied with.

10. HOLD HARMLESS (PMGEIO.2 S)

TENANT hereby waives all claims and recourse against LESSOR including the right of contribution for loss or damage of persons or property arising from, growing out of or in any way connected with or related to this agreement except claims arising from the concurrent active or sole negligence of LESSOR, its officers, agents, and employees. TENANT hereby agrees to indemnify, hold harmless, and defend LESSOR, its officers, agents, and employees against any and all claims, loss, demands, damages, cost, expenses or liability costs arising out of the operation or maintenance of the property described herein, and/or TENANT's exercise of the rights under this Lease, except for liability arising out of the concurrent active or sole negligence of LESSOR, its officers, agents, or employees, including the cost of defense of any lawsuit arising therefrom. In the event LESSOR is named as co-defendant, TENANT shall notify LESSOR of such fact and shall represent LESSOR in such legal action unless LESSOR undertakes to represent itself as co-defendant in such legal action, in which event TENANT shall pay to LESSOR its litigation costs, expenses and attorney's fees. In the event judgment is entered against LESSOR and TENANT because of the concurrent active negligence of LESSOR and TENANT, their officers, agents, or employees, an apportionment of liability to pay such judgment shall be made by a court of competent jurisdiction. Neither party shall request a jury apportionment.

11. TAXES AND ASSESSMENTS (PMGEII.2 S)

This Lease may create a possessory interest which is subject to the payment of taxes levied on such interest. It is understood and agreed that all taxes and assessments (including but not limited to said possessory interest tax) which become due and payable upon the Premises or upon fixtures, equipment, or other property installed or constructed thereon, shall be the full responsibility of TENANT, and TENANT shall cause said taxes and assessments to be paid promptly.

12. SUCCESSORS IN INTEREST (PMGE12.2 S)

Unless otherwise provided in this Lease, the terms, covenants, and conditions contained herein shall apply to and bind the heirs, successors, executors, administrators, and assigns of all the parties hereto, all of whom shall be jointly and severally liable hereunder.

13. CIRCUMSTANCES WHICH EXCUSE PERFORMANCE (PMGE13.2 S)

If LESSOR or TENANT shall be delayed or prevented from the performance of any act required hereunder by reason of Acts of God, restrictive governmental laws or regulations, or other cause without fault and beyond the control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay,

14. PARTIAL INVALIDITY (PMGE14.2 S)

If any term, covenant, condition, or provision of this Lease is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated thereby.

15. WAIVER OF RIGHTS (PMGE15.2 S)

The failure of LESSOR or TENANT to insist upon strict performance of any of the terms, covenants, or conditions of this Lease shall not be deemed a waiver of any right or remedy that LESSOR or TENANT may have, and shall not be deemed a waiver of the right to require strict performance of all the terms, covenants, and conditions of the Lease thereafter, nor a waiver of any remedy for the subsequent breach or default of any term, covenant, or condition of the Lease. Any waiver, in order to be effective, must be signed by the party whose right or remedy is being waived.

16. DEFAULT IN TERMS OF THE LEASE BY TENANT (PMGE16.2 S)

The occurrence of any one or more of the following events shall constitute a default hereunder by TENANT:

         (a)      The abandonment or vacation of the Premises by TENANT.

         (b) The failure by TENANT to make any payment of rent or any other sum pavable hereunder by TENANT, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from LESSOR to TENANT; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 et seq.

         (c) The failure or inability by TENANT to observe or perform any of the provisions of this Lease to be observed or performed by TENANT, other than specified in (a) or (b) above, where such failure shall continue for a period of ten (10) days after written notice thereof from LESSOR to TENANT; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 et seq.; provided, further, that if the nature of such failure is such that it can be cured by TENANT but that more than ten (10) days are reasonably required for its cure (for any

                                                                    Pace 4 of 10
         reason other than financial inability), then TENANT shall not be deemed to default if TENANT shall commence such cure within said ten (10) days, and thereafter diligently prosecutes such cure to completion.

         (d) (i) The making by TENANT of any general assignment for the benefit of creditors; (ii) a case is commenced by or against TENANT under Chapters 7, 11 or 13 of the Bankruptcy Code, Title 11 of the United States Code as now in force or hereafter amended and if so commenced against TENANT, the same is not dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of TENANT's assets located at the Premises or of TENANT's interest in this Lease, where such seizure is not discharged within thirty (30) days; or (iv) TENANT's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts. In the event of any such default, neither this Lease nor any interests of TENANT in and to the Premises shall become an asset in any of such proceedings and, in any such event and in addition to any and all rights or remedies of the LESSOR hereunder or by law; provided, it shall be lawful for the LESSOR to declare the term hereof ended and to re-enter the Premises and take possession thereof and remove all persons therefrom, and TENANT and its creditors (other than LESSOR) shall have no further claim thereon or hereunder.

         In the event of any default by TENANT, then, in addition to any other remedies available to LESSOR at law or in equity, LESSOR may exercise the following remedies:

         (A) LESSOR may terminate this Lease and all rights of TENANT hereunder by giving written notice of such termination to TENANT. In the event that LESSOR shall so elect to terminate this Lease, then LESSOR may recover from TENANT:

                  (i) The worth at the time of award of the unpaid rent and other charges, which had been earned as of the date of the termination hereof;

                  (ii) The worth at the time of award of the amount by which the unpaid rent and other charges which would have been earned after the date of the termination hereof until the time of award exceeds the amount of such rental loss that TENANT proves could have been reasonably avoided;

                  (iii) The worth at the time of award of the amount by which the unpaid rent and other charges for the balance of the term hereof after the time of award exceeds the amount of such rental loss that TENANT proves could be reasonably avoided;

                  (iv) Any other amount necessary to compensate LESSOR for all the detriment proximately caused by TENANTs failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary repair, renovation and alteration of the Premises, reasonable attorneys' fees, expert witness costs, and any other reasonable costs; and

                  (v) Any other amount which LESSOR may by law hereafter be permitted to recover from TENANT to compensate LESSOR for the detriment caused by TENANT's default.

                  The term "rent" as used herein shall be deemed to be and to mean the annual rent and all other sums required to be paid by TENANT pursuant to the terms of this Lease. All such sums, other than the annual rent, shall be computed on the basis of the average monthly amount thereof accruing during the 24-month period immediately prior to default, except that if it becomes necessary to compute such rental before such 24-month period has occurred, then such sums shall be computed on the basis of the average monthly amount during such shorter period. As used in subparagraphs (i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the maximum rate permitted by law. As used in subparagraph (iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%), but not in excess of ten percent (10%) per annum.

         (B) Continue this Lease in effect without terminating TENANT's right to possession even though TENANT has breached this Lease and abandoned the Premises and to enforce au of LESSOR's rights and remedies under this Lease, at law or in equity, including the right to recover the rent as it becomes due under this Lease; provided, however, that LESSOR may at any time thereafter elect to terminate this Lease for such previous breach by notifying TENANT in writing, that TENANT's right to possession of the Premises has been terminated.

         (C) Nothing, in this Section shall be deemed to affect TENANT's indemnity of LESSOR liability or liabilities based upon occurrences prior to the termination of this Lease for personal injuries or property damage under the indemnification clause or clauses contained in this Lease.

No delay or omission of LESSOR to exercise any right or remedy shall be construed as a waiver of such richt or remedy or any default by TENANT hereunder. The acceptance of LESSOR of rent or any other sums hereunder shall not be (i) a waiver of any preceding breach or default by TENANT of any provision thereof, other than the failure of TENANT to pay the particular rent or sum accepted, regardless of LESSOR's knowledge of such preceding breach or default at the time of acceptance of such rent or sum, or (ii) waiver of LESSOR's right to exercise any remedy available to LESSOR by virtue of such breach or default. No act or thing done by LESSOR or LESSOR's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by LESSOR.

Any installment or rent due under this Lease or any other sums not paid to LESSOR when due (other than interest) shall bear interest at the maximum rate allowed by law from the date such payment is due until paid, provided, however, that the payment of such interest shall not excuse or cure the default.

All covenants and agreements to be performed by TENANT under any of the terms of this Lease shall be performed by TENANT at TENANT's sole cost and expenses and without any abatement of rent. If TENANT shall fail to pay any sum of money, other than rent required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, or to provide any insurance or evidence of insurance to be provided by TENANT, then in addition to any other remedies provided herein, LESSOR may, but shall not be obligated to do so, and without waiving or releasing TENANT from any obligations of TENANT, make any such payment or perform anv such act on TENANT's part to be made or performed as provided in this Lease or to provide such insurance. Any payment or performance of any act or the provision of any such insurance by LESSOR on TENANT's behalf shall not give rise to any responsibility of LESSOR to continue making the same or similar payments or performing the same or similar acts. All costs, expenses, and other sums incurred or paid by LESSOR in connection therewith, together with interest at the maximum rate permitted by law from the date incurred or paid by LESSOR shall be deemed to be additional rent hereunder and shall be paid by TENANT with and at the same time as the next monthly installment of rent hereunder, and any default therein shall constitute a breach of the covenants and conditions of this Lease.

17. RESERVATIONS TO LESSOR (PMGE18.2 S)

The Premises are accepted as is and where is by TENANT subject to any and all existing easements and Encumbrances. LESSOR reserves the right to install, lay, construct, maintain, repair, and operate such sanitary sewers, drains, storm water sewers, pipelines, manholes, and connections; water, oil, and gas pipelines; telephone and telegraph power lines; and the appliances and appurtenances necessary or convenient in connection therewith, in, over, upon, through, across, and along the Premises or any part thereof, and to enter the Premises for any and all such purposes. LESSOR also reserves the right to grant franchises, easements, rights of way, and permits in, over, upon, through, across, and along any and all portions of the Premises.

COUNTY reserves the right for:

         1) Access, pass and repass for the purpose of managing the balance of the wilderness areas of Featherly Regional Park;

         2)  Use  of  office   space  and  desk  for  the  Park  Ranger  in  the
         administration building;

         3) The use of the maintenance yard for LESSOR vehicle and equipment storage;

         4) To inspect and maintain the interpretive exhibits, including but not limited to the permanently installed "SAVI Headworks" exhibits; and

         5)  To  schedule  and  conduct  nature  walks,  campfires,   and  other
         interpretive programs and the use of the amphitheater in the main section of the park.

No right reserved by LESSOR in this clause shall be so exercised as to interfere unreasonably with TENANT's operations hereunder or to impair the security of any secured creditor of TENANT.

LESSOR agrees that rights granted to third parties by reason of this clause shall contain provisions that the surface of the land shall be restored as nearly as practicable to its original condition upon the completion of any construction. LESSOR further agrees that should the exercise of these rights temporarily interfere with the use of any or all of the Premises by TENANT, the rental shall be reduced in proportion to the interference with TENANT's use of the Premises.

18. HOLDING OVER (PMGE19.2 S)

In the event TENANT shall continue in possession of the Premises after the term of this Lease, such possession shall not be considered a renewal of this Lease but a tenancy from month to month and shall be governed by the conditions and covenants contained in this Lease.

19. CONDITION OF DEMISED PREMISES UPON TERMINATION (PMGE20.2 S)

Except as otherwise agreed to herein, upon termination of this Lease, TENANT shall re-deliver possession of said Premises to LESSOR in substantially the same condition that existed immediately prior to TENANT's entry thereon, reasonable wear and tear, flood, earthquakes, war, and any act of war, excepted. References to the "Termination of the Lease" in this Lease shall include termination by reason of the expiration of the Lease term.

20. DISPOSITION OF ABANDONED PERSONAL PROPERTY (PMGE21.2 S)

If TENANT abandons or quits the Premises or is dispossessed thereof by process of law or otherwise, title to any personal property belonging to and left on the Premises fifteen (15) days after such event shall, at LESSOR's option, be deemed to have been transferred to LESSOR. LESSOR shall have the right to remove and to dispose of such property without liability therefor to TENANT or to any person claiming under TENANT, and shall have no need to account therefor.

21. QUITCLAIM OF TENANT'S INTEREST UPON TERMINATION (PMGE22.2 S)

Upon termination of this Lease for any reason, including but not limited to termination because of 11 default by TENANT, TENANT shall execute, acknowledge, and deliver to LESSOR, with-in thirty (30) days after receipt of written demand therefor, a good and sufficient deed whereby all night, title, and interest of TENANT in the Premises is quitclaimed to LESSOR. Should TENANT fail or refuse to deliver the required deed to LESSOR, LESSOR may prepare and record a notice reciting, the failure of TENANT to execute, acknowledge, and deliver such deed and said notice shall be conclusive evidence of the termination of this Lease and of all rights of TENANT or those claiming under TENANT in and to the Premises.



                                                                    Pace 8 of 10

22. LESSOR'S RIGHT TO RE-ENTER (PMGE23.2 S)

TENANT agrees to yield and peaceably deliver possession of the Premises to LESSOR on the date of termination of this Lease, whatsoever the reason for such termination.

Upon giving written notice of termination to TENANT, LESSOR shall have the right to re-enter and take possession of the Premises on the date such termination becomes effective without further notice of any kind and without institution of summary or regular legal proceedings. Termination of the Lease and re-entry of the Premises by LESSOR shall in no way alter or diminish any obligation of TENANT under the lease terms and shall not constitute an acceptance or surrender.

TENANT waives any and all right of redemption under any existing or future law or statute in the event of eviction from or dispossession of the Premises for any lawful reason or in the event LESSOR re-enters and takes possession of the Premises in a lawful manner.

23. AUTHORITY OF TENANT (PMGE 24.2 S)

If TENANT is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation.

24. PUBLIC RECORDS (PMGE25.2 S)

Any and all written information submitted to and/or obtained by LESSOR from TENANT or any other person or entity having to do with or related to this Lease and/or the Premises, either pursuant to this Lease or otherwise, at the option of LESSOR, may be treated as a public record open to inspection by the public pursuant to the California Records Act (Government Code Section 6250, Et Seq.) as now in force or hereafter amended, or any Act in substitution thereof, or otherwise made available to the public and TENANT hereby waives, for itself, its agents, employees, subtenants, and any person claiming by, through or under TENANT, any right or claim that any such information is not a public record or that the same is a trade secret or confidential information and hereby agrees to indemnify and hold LESSOR harmless from any and all claims demands, liabilities, and/or obligations arising out of or resulting from a claim by TENANT or any third party that such information is a trade secret, or confidential, or not subject to inspection by the public, including without limitation reasonable attorneys' fees and costs.

25. RELATIONSHIP OF PARTIES (PMGE26.2 S)

The relationship of the parties hereto is that of LESSOR and TENANT, and it is expressly understood and agreed that LESSOR does not in any way or for any purpose become a partner of TENANT in the conduct of TENANT's business or otherwise, or a joint venturer with TENANT, and the provisions of this Lease and the agreements relating to rent payable hereunder are included solely for the purpose of providing a method by which rental payments are to be measured and ascertained.

6/15/93


                LEGAL DESCRIPTION OF FEATHERLY PARK LEASE AREA 1



THOSE PORTIONS OF "PARCEL 101.0311, "PARCEL 102.01" AND "PARCELS 103 AND 103.1" AS DESCRIBED IN THE DEED TO ORANGE COUNTY HARBORS, BEACHES AND PARKS DISTRICT, RECORDED IN BOOK 14196, PAGES 96 THROUGH 98 INCLUSIVE AND RERECORDED IN BOOK 14249, PAGES 1278 THROUGH 1280 INCLUSIVE, TOGETHER WITH THE PARCEL RELINQUISHED BY THE STATE OF CALIFORNIA TO THE COUNTY OF ORANGE BY DOCUMENT RECORDED IN BOOK 14011, PAGE 745 INCLUSIVE, ALL OF OFFICIAL RECORDS OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA, SHOWN AS LEASE AREA 1 ON RECORD OF SURVEY 89-1169, FILED IN BOOK 141, PAGES 30 THROUGH 36 INCLUSIVE, IN THE OFFICE OF THE ORANGE COUNTY RECORDER.

CONTAINING 62.970 ACRES




                LEGAL DESCRIPTION OF FEATHERLY PARK LEASE AREA 2


THAT PORTION OF "PARCEL 101.03" AS DESCRIBED IN THE DEED TO ORANGE COUNTY HARBORS, BEACHES AND PARKS DISTRICT, RECORDED IN BOOK 14196, PAGES 96 THROUGH 98 INCLUSIVE AND RERECORDED IN BOOK 14249, PAGES 1278 THROUGH 1280 INCLUSIVE, ALL OF OFFICIAL RECORDS OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA, SHOWN AS LEASE AREA 2 ON RECORD OF SURVEY 89-1169, FILED IN BOOK 141, PAGES 30 THROUGH 36 INCLUSIVE, IN THE OFFICE OF THE ORANGE COUNTY RECORDER.

CONTAINING 1,549 ACRES




APPROVED

_________________________
HAROLD I. SCOTT
Right of Way Engiiieer



                                    EXHIBIT A

                                  PLACEHOLDER

                                    EXHIBIT B

                                   PARCEL MAP

PR09B-16
Featherly Regional Park



                            PHASE IIB LEASE AMENDMENT



THIS PHASE IIB LEASE AMENDMENT, hereinafter referred to as "Lease Amendment," is made _________, 19__ by and between County of Orange, hereinafter referred to as "LESSOR," and Canyon Recreational Vehicle Park, a California general partnership, hereinafter referred to as "TENANT," without regard to number and gender.

                                    RECITALS


1. On 1993, LESSOR and TENANT entered into an option agreement, hereinafter referred to as "Option Phase II," for the phased redevelopment and expansion of the RV Park and Campground at Featherly Regional Park.

2. The redevelopment and expansion will be completed in two phases, Phase IIA and Phase IIB. Phase IIA consists of adding electrical and water to the existing RV campsites and Phase IIB consists of expanding the number of RV sites and adding sewer hook-ups to all RV sites.

3. On ____________________1993, TENANT exercised the option with regard to Phase IIA and LESSOR and TENANT entered into a lease, hereinafter referred to as "Lease" for the redevelopment and operation of the RV Park and Campground.

4. Pursuant to the terms of the Option Phase II and satisfactory compliance with the Option conditions for Phase IIB, LESSOR and TENANT now agree to amend said Lease to extend the term of the Lease from thirty (30) years to forty (40) years.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, LESSOR and TENANT do mutually agree to amend said Lease as follows:

         A. Delete Clause 6 (TERM) and substitute therefore the following:

         TERM (PMB2.1 S)

         The term of this Lease shall be forty (40) years, commencing the first day of the first full calendar month following the date of execution of this Lease by LESSOR.

         B. All other terms and conditions of the Lease shall remain unchanged.


                                  ATTACHMFNT II
                                      -1-

IN WITNESS WHEREOF, the parties have executed this Lease Amendment the day and year first above written.


                                     TENANT
                                     ---------
APPROVED AS TO FORM:
County Counsel                       CANYON RECREATIONAL VEHICLE
                                     PARK, a California general partnership


By
  -----------------------------
                                     By
Dated                                  -----------------------------------------
      -------------------------        St. Clair Investments, Inc. General
                                       Partner By Vernon St. Clair, President


APPROVED AS TO AUDIT & ACCOUNTING:
Auditor-Controller
                                     By
                                       -----------------------------------------
                                       Mobile Modular Development Inc., General
By:  /s/Lisa Montijo                   Partner
   ---------------------------         By John De Falco, President

RECOMMENDED FOR APPROVAL:
Environmental Mangement Agency
Harbors, Beaches and Parks


By  /s/Robert G. Fisher
  -----------------------------

General Services Agency
Real Estate


By
  -----------------------------
  Real Property Agent
                                     LESSOR
                                     ------
SIGNED AND CERTIFIED THAT A COPY
OF THIS DOCUMENT HAS BEEN            COUNTY OF ORANGE
DELIVERED TO THE CHAIRMAN OF THE
BOARD


                                     By
- - -------------------------------        -----------------------------------------
    Phyllis A. Henderson                 Chairman, Board of Supervisors
Clerk of the Board of Supervisors,
Orange County, California